                                CREDIT AGREEMENT


                          DATED AS OF JANUARY 23, 2001

                                     AMONG

                          NEWFIELD EXPLORATION COMPANY
                                 AS THE COMPANY

                                      AND

                            THE CHASE MANHATTAN BANK
                                    AS AGENT

                                      AND

                           THE BANKS SIGNATORY HERETO

                      CO-ARRANGERS AND JOINT BOOK RUNNERS:
                              CHASE SECURITIES INC.
                         BANC OF AMERICA SECURITIES LLC

                               SYNDICATION AGENT:
                     BANK OF AMERICA, NATIONAL ASSOCIATION

                              DOCUMENTATION AGENT:
                                BANK OF MONTREAL

                             SENIOR MANAGING AGENTS:
                        CREDIT LYONNAIS NEW YORK BRANCH
                           FIRST UNION NATIONAL BANK
                                  BANK ONE, NA
                              FLEET NATIONAL BANK

                               TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
Section 1.  Definitions and Accounting Matters....................................................................1
        1.01   Terms Defined Above................................................................................1
        1.02   Certain Defined Terms..............................................................................1
        1.03   Accounting Terms and Determinations...............................................................14
Section 2.  Commitments..........................................................................................15
        2.01   Loans and Letters of Credit.......................................................................15
        2.02   Borrowings, Continuations and Conversions; Letters of Credit......................................16
        2.03   Changes of Commitments............................................................................17
        2.04   Commitment Fee and Other Fees.....................................................................18
        2.05   Several Obligations...............................................................................19
        2.06   Notes.............................................................................................19
        2.07   Prepayments.......................................................................................20
        2.08   Borrowing Base....................................................................................20
        2.09   Assumption of Risks...............................................................................21
        2.10   Obligation to Reimburse and to Prepay.............................................................22
        2.11   Lending Offices...................................................................................23
Section 3.  Payments of Principal and Interest...................................................................23
        3.01   Repayment of Loans................................................................................23
        3.02   Interest..........................................................................................23
        3.03   Prior Credit Agreement............................................................................24
Section 4.  Payments; Pro Rata Treatment; Computations; Etc......................................................24
        4.01   Payments..........................................................................................24
        4.02   Pro Rata Treatment................................................................................24
        4.03   Computations......................................................................................25
        4.04   Non-receipt of Funds by the Agent.................................................................25
        4.05   Sharing of Payments, Etc..........................................................................25
        4.06   Taxes.............................................................................................26
Section 5.  Capital Adequacy.....................................................................................28
        5.01   Additional Costs..................................................................................28
        5.02   Limitation on Eurodollar Loans....................................................................30
        5.03   Illegality........................................................................................30
        5.04   Base Rate Loans Pursuant to Sections 5.01, 5.02 and 5.03..........................................30
        5.05   Compensation......................................................................................30
        5.06   Replacement of Banks..............................................................................31
Section 6.  Conditions Precedent.................................................................................31
        6.01   Initial Funding...................................................................................31
        6.02   Initial and Subsequent Loans and Letters of  Credit...............................................33
        6.03   Conditions Relating to Letters of Credit..........................................................33
Section 7.  Representations and Warranties.......................................................................33
        7.01   Corporate Existence...............................................................................33
        7.02   Financial Condition...............................................................................34
        7.03   Litigation........................................................................................34

        7.04   No Breach.........................................................................................34
        7.05   Corporate Action..................................................................................34
        7.06   Approvals.........................................................................................34
        7.07   Use of Loans......................................................................................35
        7.08   ERISA.............................................................................................35
        7.09   Taxes.............................................................................................36
        7.10   Titles, etc.......................................................................................36
        7.11   No Material Misstatements.........................................................................37
        7.12   Investment Company Act............................................................................37
        7.13   Public Utility Holding Company Act................................................................37
        7.14   Subsidiaries and Partnerships.....................................................................37
        7.15   Location of Business and Offices..................................................................37
        7.16   Environmental Matters.............................................................................37
        7.17   Defaults..........................................................................................38
        7.18   Compliance with the Law...........................................................................39
        7.19   Insurance.........................................................................................39
        7.20   Fiscal Periods....................................................................................39
Section 8.  Affirmative Covenants................................................................................39
        8.01   Financial Statements..............................................................................39
        8.02   Litigation........................................................................................41
        8.03   Maintenance, Etc..................................................................................41
        8.04   Engineering Reports...............................................................................42
        8.05   Further Assurances................................................................................43
        8.06   Performance of Obligations........................................................................43
        8.07   ERISA Information and Compliance..................................................................43
        8.08   Environmental Matters.............................................................................44
        8.09   Guarantees........................................................................................44
Section 9.  Negative Covenants...................................................................................44
        9.01   Debt..............................................................................................44
        9.02   Liens.............................................................................................46
        9.03   Investments, Loans and Advances...................................................................46
        9.04   Dividends, Distributions and Redemptions..........................................................48
        9.05      [reserved].....................................................................................48
        9.06   Nature of Business................................................................................49
        9.07   Limitation on Sale Leaseback Transactions.........................................................49
        9.08   Mergers, Etc......................................................................................49
        9.09   Proceeds of Notes.................................................................................49
        9.10   ERISA Compliance..................................................................................49
        9.11   Sale or Discount of Receivables...................................................................50
        9.12   Working Capital Ratio.............................................................................50
        9.13   Funded Debt to EBITDA Ratio.......................................................................50
        9.14   Net Worth.........................................................................................50
        9.15   Sale of Oil and Gas Properties....................................................................50
        9.16   Environmental Matters.............................................................................51
        9.17   Transactions with Affiliates......................................................................51
        9.18   Subsidiaries and Partnerships.....................................................................51

        9.19   Hydrocarbon Sales Contract........................................................................51
        9.20   Negative Pledge Agreements........................................................................51
        9.21   Senior Unsecured Notes............................................................................51
        9.22   QUIPS.............................................................................................51
        9.23   Subordinated Debt.................................................................................52
        9.24   Fiscal Periods....................................................................................52
        9.25   NFXD..............................................................................................52
Section 10.  Events of Default; Remedies.........................................................................52
        10.01   Events of Default................................................................................52
        10.02   Remedies.........................................................................................54
Section 11.  The Agent...........................................................................................54
        11.01   Appointment, Powers and Immunities...............................................................54
        11.02   Reliance by Agent................................................................................55
        11.03   Defaults.........................................................................................55
        11.04   Rights as a Bank.................................................................................55
        11.05   INDEMNIFICATION..................................................................................55
        11.06   Non-Reliance on Agent and other Banks............................................................56
        11.07   Action by Agent..................................................................................56
        11.08   Resignation or Removal of Agent..................................................................56
Section 12.  Miscellaneous.......................................................................................57
        12.01   Waiver...........................................................................................57
        12.02   Notices..........................................................................................57
        12.03   Payment of Expenses, Indemnities, etc............................................................57
        12.04   Amendments, Etc..................................................................................59
        12.05   Successors and Assigns...........................................................................60
        12.06   Assignments and Participations...................................................................60
        12.07   Invalidity.......................................................................................61
        12.08   Counterparts.....................................................................................61
        12.09   References.......................................................................................61
        12.10   Survival.........................................................................................61
        12.11   Captions.........................................................................................61
        12.12   NO ORAL AGREEMENTS...............................................................................61
        12.13   GOVERNING LAW....................................................................................62
        12.14   Interest.........................................................................................63
        12.15   Confidentiality..................................................................................64
        12.16   Copies...........................................................................................64

Annex I    - Maximum Credit Amounts
Annex II   - Pricing
Annex III  - Pricing
Exhibit A  - Form of Note
Exhibit B - Form of Borrowing, Continuation or Conversion Request Exhibit C - Form of Compliance Certificate Exhibit D - Form of Opinion of Company's Counsel Exhibit E - Form of Assignment Agreement Exhibit F - Form of Acceptance Agreement

Schedule 7.02 - Liabilities Schedule 7.03 - Litigation Schedule 7.10 - Titles, etc. Schedule 7.14 - Subsidiaries and Partnerships Schedule 7.16 - Environmental Matters Schedule 7.19 - Insurance Schedule 9.01(b) - Debt
Schedule 9.01(h) - Certain Subsidiaries Schedule 9.01(k) - Certain Properties
Schedule 9.03 - Investments, Loans and Advances

                  CREDIT AGREEMENT dated as of January 23, 2001 among: NEWFIELD EXPLORATION COMPANY, a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company"); each of the banks that is or becomes a party hereto as provided in Section 12.06 or Section 5.06 and their successors and assigns (individually, a "Bank" and, collectively, the "Banks"); and THE CHASE MANHATTAN BANK, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"). In consideration of the mutual covenants and agreements herein contained and of the loans, extensions of credit and commitments hereinafter referred to, the parties hereto agree as follows:

                  Section 1. Definitions and Accounting Matters.

                  1.01 Terms Defined Above. As used in this Agreement, the terms "Agent", "Bank", "Banks" and "Company" shall have the meanings indicated above.

                  1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Acquired Entity" means Lariat Petroleum, Inc., a Delaware corporation.

                  "Additional Costs" shall have the meaning assigned to that term in Section 5.01(a).

                  "Adjusted Consolidated Net Worth" shall mean the consolidated net worth of the Company and its Consolidated Subsidiaries (other than Special Purpose Subsidiaries), determined in accordance with GAAP, except that in determining Adjusted Consolidated Net Worth, such consolidated net worth shall be adjusted to exclude the after-tax effects of each of the following matters: (i) write-downs after September 30, 2000 under FASB Statement No. 19, (ii) non-cash write-downs of assets after September 30, 2000 under FASB Statement No. 121, and (iii) non-cash gains, losses or adjustments under FASB Statement No. 133 as a result of changes in the fair value of derivatives.

                  "Affected Loans" shall have the meaning assigned to that term in Section 5.04.

                  "Affiliate" of any Person shall mean (i) any Person directly or indirectly controlled by, controlling or under common control with such first Person, (ii) any director or officer of such first Person or of any Person referred to in clause (i) above and (iii) if any Person in clause (i) above is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. For purposes of this definition, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to "control" (including, with its correlative meanings, "controlled by" and "under common control with") such corporation or other Person.

                  "Aggregate LC Exposure" shall mean at any time the aggregate face amount of all undrawn and uncancelled Letters of Credit and the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed.

                  "Aggregate Commitments" at any time shall equal the amount calculated in accordance with Section 2.03 hereof.

                  "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended, modified or supplemented.

                  "Aggregate Maximum Credit Amounts" at any time shall equal $300,000,000, as the same may be reduced pursuant to Section 2.03(b) or increased pursuant to Section 2.03(d).

                  "Applicable EBITDA Period" means each period after November 14, 2000 commencing on and including the 46th day of each calendar quarter and ending on and including the 45th day of the next calendar quarter, with the first such period commencing on November 15, 2000.

                  "Applicable Funded Debt to EBITDA Ratio" shall mean, for any day during an Applicable EBITDA Period, the Funded Debt to EBITDA Ratio as of the end of the fiscal quarter of the Company most recently ended prior to the first day of such Applicable EBITDA Period; provided that the Applicable Funded Debt to EBITDA Ratio for any day prior to February 15, 2001, shall be deemed to be less than 1.75 to 1.00.

                  "Applicable Lending Office" shall mean, for each Bank and for each Type of Loan, the lending office of such Bank (or an Affiliate of such Bank) designated for such Type of Loan on the signature pages hereof or such other offices of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" shall mean, for commitment fees under
         Section 2.04(a), Base Rate Loans or Eurodollar Loans for any day, the applicable rate per annum specified in Annex II or Annex III, which is based on the Applicable Funded Debt to EBITDA Ratio for such day and the ratings by Moody's and S&P of the senior unsecured long-term debt of the Company in effect on such day. For any day on which the Applicable Funded Debt to EBITDA Ratio is equal to or less than 1.75 to 1.00 Annex II shall apply, and for any day on which the Applicable Funded to EBITDA Ratio is greater than 1.75 to 1.00 Annex III shall apply.

                  "Assignment" shall have the meaning assigned such term in
         Section 12.06(b).

                  "Attributable Obligation" shall mean, with respect to any Sale Leaseback Transaction as of any particular time, the present value at such time discounted at the rate of interest implicit in the terms of the lease of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the Company or any Subsidiary, be extended).

                  "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (a) the highest Federal Funds Rate for any such day plus 1/2 of 1% or (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

                  "Borrowing Base" in effect from time to time shall equal the excess, if any, of the Calculated Borrowing Base over the aggregate principal then outstanding on all Senior Unsecured Notes.

                  "Borrowing Base Notice" shall mean a written notice sent to the Company by the Agent notifying the Company of the Calculated Borrowing Base and the Borrowing Base determined by the Banks for the upcoming Borrowing Base Period.

                  "Borrowing Base Period" shall mean (a) initially, the period from the Closing Date through April 30, 2001; and (b) thereafter, each six month period beginning on May 1 or November 1 of each year.

                  "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in New York, New York and, where such term relates to a borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Calculated Borrowing Base" shall mean at any time an amount equal to the amount determined in accordance with Section 2.08.

                  "Change of Control" shall mean (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Securities Exchange Act of 1934), directly or indirectly, of securities of the Company (or other securities convertible into such securities) representing 30% or more of the combined voting power of all securities of the Company entitled to vote in the election of directors, other than securities having such power only by reason of the happening of a contingency, or (ii) during any period of 12 consecutive months, commencing before, on or after the date of this Agreement, individuals who at the beginning of such 12-month period were directors of the Company or who were elected or nominated for election by individuals who at the beginning of such period were such directors or by individuals elected or nominated in accordance with this clause (ii) shall cease for any reason to constitute a majority of the board of directors of the Company.

                  "Chase" shall mean The Chase Manhattan Bank.

                  "Closing Date" shall mean January 23, 2001.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Commitment" shall mean for any Bank its obligation to make Loans up to the lesser of the Bank's Maximum Credit Amount or the Bank's Percentage Share of the then effective Aggregate Commitments and to participate in the Letters of Credit as provided in Section 2.01(b).

                  "Company Report" shall have the meaning assigned to that term in Section 8.04(a).

                  "Consolidated Subsidiaries" shall mean each Subsidiary of the Company (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Company in accordance with GAAP.

                  "Debt" shall mean, for any Person the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, debentures, notes or other similar instruments or mandatory redeemable preferred stock with maturities before January 23, 2008; (b) all obligations of such Person (whether contingent or otherwise) with respect to bankers' acceptances, letters of credit, surety or other bonds and similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services; (d) all obligations under leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases in respect of which such Person is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such Person otherwise assures a creditor against loss; (e) all Debt and other obligations of others secured by a Lien on any asset of such Person, whether or not such Debt is assumed by such Person, but excluding the pledge of the shares or equity in any Special Purpose Subsidiary; (f) all Debt and other obligations of others guaranteed by such Person; (g) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or covenants of other Persons other than obligations to perform certain administrative functions which are not of a material financial nature; (h) all obligations or undertakings of such Person with respect to payments received in consideration of oil, gas, or other minerals yet to be acquired or produced at the time of payment (including without limitation obligations under "take-or-pay" contracts to deliver gas in return for payments already received and the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment) or with respect to other obligations to deliver goods or services in consideration of advance payments therefor but excluding gas imbalances arising in the ordinary course of business between joint working interest owners of production; and (i) obligations arising under futures contracts, swap contracts or similar hedging agreements.

                  "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "EBITDA" shall mean, for any period, the sum of (i) the consolidated net income (or loss) of the Company and its Consolidated Subsidiaries (other than Special Purpose Subsidiaries) for such period determined in accordance with GAAP plus (ii) to the extent included in the determination of such net income (or loss), the consolidated charges for such period for interest, depreciation, depletion and amortization including without duplication interest on the QUIPS Debentures outstanding on the Closing Date, plus (or, if there is a benefit from income taxes, minus) (iii) to the extent included in the determination of such net income, the amount of the provision for or benefit from income taxes; provided that in determining such consolidated net income and such consolidated charges, there shall be excluded therefrom (to the extent otherwise included therein) (a) the net income (but not loss) of, and charges for interest, depreciation, depletion and amortization of, any Person which is subject to any restriction, contractual or otherwise, which prevents the payment of dividends or the making of dividends or distributions on equity interests of such Person to the extent of such restrictions, (b) pre-tax gains or losses on the sale, transfer or other disposition of any property by the Company or its Subsidiaries (other than sales, transfers and other dispositions in the ordinary course of business),
         (c) all extraordinary gains and extraordinary losses, prior to applicable income taxes, and (d) any item constituting the cumulative effect of a change in accounting principles, prior to applicable income taxes; provided further that in determining EBITDA, there shall be disregarded the after-tax effects of each of the following matters:
         (i) write-downs after September 30, 2000 under FASB Statement No. 19,
         (ii) non-cash write-downs of assets after September 30, 2000 under FASB Statement No. 121, and (iii) non-cash gains, losses or adjustments under FASB Statement

         No. 133; provided further that for purposes of Section 9.13 only, if during such period the Company or any of its Consolidated Subsidiaries (other than Special Purpose Subsidiaries) acquires or disposes of any Person (or any equity interest in any Person other than the Company) or all or substantially all of the assets of any Person, the EBITDA attributable to such assets (or an amount equal to the percentage of ownership of the Company or Consolidated Subsidiary, as the case may be, in such Person so acquired or disposed times the EBITDA of such Person) for such period determined on a pro forma basis (which determination, in each case, shall be subject to approval of the Agent, not to be unreasonably withheld) shall be included (in the case of an acquisition) or excluded (in the case of a disposition) as EBITDA for such period; except that during the portion of such period that follows such acquisition or disposition, the computation in respect of the EBITDA of such Person or such assets, as the case may be, shall be made on the basis of actual (rather than pro forma) results; provided further that (a) EBITDA for the quarter ended March 31, 2000 shall be deemed to be $80,000,000, (b) EBITDA for the quarter ended June 30, 2000 shall be deemed to be $107,000,000 and (c) EBITDA for the quarter ended September 30, 2000 shall be deemed to be $134,000,000.

                  "Engineering Reports" shall have the meaning assigned to that term in Section 2.08(b).

                  "Environmental Laws" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Company or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Company or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment, and (ii) to the extent the laws of the state in which any Property of the Company or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute.

                  "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

                  "ERISA Event" shall mean (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder, (ii) the withdrawal of the Company, any Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC or (v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

                  "Eurodollar Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Fixed Eurodollar Rate" in this Section 1.02.

                  "Event of Default" shall have the meaning assigned to that term in Section 10.01.

                  "Excepted Liens" shall mean: (i) Liens for taxes, assessments or other governmental charges or levies not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained; (ii) Liens in connection with workmen's compensation, unemployment insurance or other social security, old age pension or public liability obligations not yet due or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (iii) operator's, vendors', carriers', warehousemen's, repairmen's, mechanics', workmen's, materialmen's, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties or statutory landlord's liens, each of which is in respect of obligations that have not been outstanding more than 90 days or which are being contested in good faith by appropriate proceedings and for which adequate reserves have been maintained in accordance with GAAP; (iv) any Liens reserved in leases or farmout agreements for rent or royalties and for compliance with the terms of the farmout agreements or leases in the case of leasehold estates, to the extent that any such Lien referred to in this clause does not materially impair the use of the Property covered by such Lien for the purposes for which such Property is held by the Company or materially impair the value of such Property subject thereto; (v) encumbrances (other than to secure the payment of borrowed money or the deferred purchase price of Property or services), easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations in any rights of way or other Property of the Company for the purpose of roads, pipelines, transmission lines, transportation lines, distribution lines for the removal of gas, oil, coal or other minerals or timber, and other like purposes, or for the joint or common use of real estate, rights of way, facilities and equipment which in the aggregate do not have a Material Adverse Effect; (vi) defects, irregularities, zoning restrictions and deficiencies in title of any Property which in the aggregate do not have a Material Adverse Effect; and (vii) deposits not exceeding $5,000,000 in the aggregate outstanding at any one time to secure the performance of Governmental Requirements, bids, trade contracts, leases, statutory obligations and other obligations of a like nature incurred in the ordinary course of business.

                  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with a member of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such day on such transactions as determined by the Agent.

                  "Fee Letters" shall mean (i) the letter agreement from Chase and J.P. Morgan, a division of Chase Securities Inc., to the Company dated January 16, 2001 concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time (the "Chase Fee Letter") (ii) the letter agreement from Bank of America, N.A. and Banc of America Securities LLC to the Company dated January 16, 2001 concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time (the "BOA Fee Letter") and (iii) the letter agreement from J.P. Morgan, a division of Chase Securities Inc., Bank of America Securities LLC and the Banks listed on the signature pages hereto to the Company dated January 16, 2001 concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time (the "Banks' Fee Letter").

                  "Financial Statements" shall mean the financial statement or statements of the Company described or referred to in Section 7.02.

                  "Fixed Eurodollar Rate" shall mean, for the Interest Period for any Eurodollar Loan, the rate appearing on Page 3750 of the Dow Jones Markets (Telerate) Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for the offering of Dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the Fixed Eurodollar Rate for such Interest Period shall be with respect to any Eurodollar Loan for any Interest Period, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by Chase at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two Business Days prior to the first day of such Interest Period for such Loan for the offering by Chase to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by the Banks for such Interest Period.

                  "Funded Debt" means Debt of the Company and its Consolidated Subsidiaries (other than Special Purpose Subsidiaries) of the types referred to in clause (a), (d) or (to the extent relating to Debt of any other Person of the type referred to in clause (a) or (d) of the definition herein of Debt) (e), (f) or (g) of the definition herein of Debt.

                  "Funded Debt to EBITDA Ratio" shall mean, as of any day, the ratio of (i) the aggregate principal amount of Funded Debt outstanding on such day to (ii) EBITDA for the four consecutive fiscal quarters of the Company most recently ended prior to such day (or, if such day is the last day of a fiscal quarter of the Company, for the four consecutive fiscal quarters of the Company ended on such day).

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "Governmental Authority" shall include the country, the state, county, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, the Company or any of its Properties or the Agent, any Bank or any Applicable Lending Office.

                  "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

                  "Highest Lawful Rate" shall mean, with respect to each Bank, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Bank which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

                  "Hydrocarbon Interests" shall mean all rights, titles, interests and estates now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

                  "Hydrocarbons" shall mean oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

                  "Indebtedness" shall mean any and all amounts owing or to be owing by the Company to the Banks (including the Loans and the Aggregate LC Exposure) in connection with the Notes or any Loan Document and all renewals, extensions and/or rearrangements of any of the above.

                  "Indemnified Parties" shall have the meaning assigned to that term in Section 12.03(b).

                  "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, consequential damages) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the sole or concurrent negligence of such Person seeking indemnification.

                  "Indenture" shall mean the Indenture dated October 15, 1997 between the Company and First Union National Bank, as trustee, pursuant to which the Senior Unsecured Notes have been issued.

                  "Initial Funding" shall mean the funding of the initial Loans or issuance of the initial Letter of Credit pursuant to Section 6.01 hereof.

                  "Interest Period" shall mean with respect to any Eurodollar Loan, the period commencing on the date such Eurodollar Loan is made and ending on the fourteenth day thereafter (subject to availability) ("Irregular Interest Period") or on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in

         Section 2.02 or such other period as may be requested by the Company and agreed to by all Banks (also an "Irregular Interest Period")), except that each Interest Period (other than an Irregular Interest Period) which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

                  Notwithstanding the foregoing: (i) no Interest Period may commence before and end after the scheduled maturity of the Notes;
         (ii) no Interest Period for any Eurodollar Loan may end after the Maturity Date; (iii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day (other than an Irregular Interest Period)); (iv) no Interest Period (other than an Irregular Interest Period) shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be for a shorter period (other than an Irregular Interest Period), such Loans shall not be available hereunder; and (v) any Interest Period commencing on the Closing Date shall end on January 31, 2001.

                  "Lariat Reserve Report" shall mean the oil and gas reserve report for the Acquired Entity prepared by the Acquired Entity as of January 1, 2001.

                  "LC Exposure" at any time shall mean the difference between
         (i) the aggregate face amount of all undrawn and uncancelled Letters of Credit and the aggregate of all amounts drawn under all Letters of Credit and not yet reimbursed and (ii) the aggregate amount of all cash securing outstanding Letters of Credit pursuant to Section 2.10(b).

                  "Letters of Credit" shall mean the letters of credit issued pursuant to Section 2.01(b) and all reimbursement obligations pertaining to any such letter of credit, and "Letter of Credit" shall mean any one of the Letters of Credit and the reimbursement obligations pertaining thereto.

                  "Letter of Credit Agreements" shall mean the written agreements with the Agent, as issuing bank for any Letter of Credit, executed or hereafter executed in connection with the issuance by the Agent of the Letters of Credit, such agreements to be on the Agent's customary form for letters of credit of comparable amount and purpose, as from time to time in effect or otherwise agreed to by the Company and the Agent.

                  "Lien" shall mean any interest in Property securing an obligation (whether such obligation arises out of a Debt, Swap Contract, contingent liability or otherwise) owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or
         (ii) production payments and the like payable out of Oil and Gas Properties. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purposes of this Agreement, the Company shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

                  "Loan Documents" shall mean the Notes, this Agreement, the Letters of Credit, the Letter of Credit Agreements, the Fee Letters and any and all other agreements or instruments now or hereafter executed and delivered by the Company or any other Person (other than participation or similar agreements between any Bank and any other bank or creditor with respect to any Indebtedness pursuant to this Agreement) in connection with, or as security for the payment or performance of, the Notes, this Agreement or reimbursement obligations under the Letters of Credit, as such agreements may be amended, supplemented or restated from time to time.

                  "Loans" shall mean the loans as provided for by Section
         2.01(a).

                  "Majority Banks" shall mean, at any time while no Loans are outstanding, Banks having at least sixty-six and two-thirds percent (66-2/3%) of the Aggregate Commitments and, at any time while Loans are outstanding, Banks holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Bank of a participation in any Loan under Section 12.06(c)).

                  "Material Adverse Effect" shall mean the occurrence or non-occurrence of any condition, event, or state of affairs (a) which has a present (as of the time in question) material and adverse effect on the financial condition or affairs of the Company and its Subsidiaries or (b) which has a reasonable probability of having a material and adverse effect, after the time in question, on the financial condition or affairs of the Company and its Subsidiaries. Periodic and/or seasonal declines in energy prices shall not constitute a Material Adverse Effect.

                  "Maturity Date" shall mean January 23, 2004.

                  "Maximum Credit Amount" shall mean, as to each Bank, the amount set forth opposite such Bank's name on Annex I under the caption "Maximum Credit Amount", as the same may be: (i) reduced pursuant to Section 2.03(b) hereof pro rata to each Bank based on its Percentage Share, (ii) increased, with the consent of such Bank, pursuant to Section 2.03(d), or (iii) modified from time to time to reflect any assignments permitted by Section 12.06(b).

                  "Merger Agreement" shall mean the Agreement and Plan of Merger dated as of December 28, 2000 among the Company, the Acquired Entity, NFXD and various stockholders of the Acquired Entity.

                  "Moody's" means Moody's Investors Service, Inc. or any successor to its debt ratings business.

                  "Multiemployer Plan" shall mean a Plan defined as such in
         Section 3(37) or 4001(a)(3) of ERISA.

                  "NFXD" shall mean Newfield Exploration Mid-Continent Inc., a Delaware corporation.

                  "Notes" shall mean the Notes provided for in Section 2.06, together with any and all renewals, extensions for any period, increases, rearrangements, substitutions or modifications thereof.

                  "Oil and Gas Properties" shall mean Hydrocarbon Interests; the Properties now or hereafter pooled or unitized with Hydrocarbon Interests; all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any

         Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests; all operating agreements, contracts and other agreements which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests; all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, the lands covered thereby and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and all Properties, rights, titles, interests and estates described or referred to above, including any and all Property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Property (excluding drilling rigs, automotive equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

                  "Other Taxes" shall have the meaning assigned to such term in
         Section 4.06(b).

                  "Outside Report" shall have the meaning assigned to such term in Section 8.04(a).

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions.

                  "Percentage Share" shall mean the percentage of the Loans and Commitments to be provided by a Bank under this Agreement as indicated on Annex I hereto, as modified from time to time to reflect any increases in the Aggregate Maximum Credit Amounts permitted by Section 2.03(d) or any assignments permitted by Section 12.06(b).

                  "Person" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

                  "Plan" shall mean any employee pension benefit plan, as defined in Section 3(2) of ERISA, which (a) is currently or hereafter sponsored, maintained or contributed to by the Company, any Subsidiary or an ERISA Affiliate or (b) was at any time during the preceding six calendar years sponsored, maintained or contributed to, by the Company, any Subsidiary or an ERISA Affiliate.

                  "Post-Default Rate" shall mean, in respect of any principal of any Loan or any other amount payable by the Company under this Agreement or any Note which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full or the default is cured or waived equal to 2% per annum above the Base Rate as in effect from time to time plus the Applicable Margin (as in effect from time to time) for Base Rate Loans, but in no event to exceed the Highest Lawful Rate provided that, if such amount in default is principal of a Eurodollar Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on the due date and ending on the last day of the Interest Period therefor, 2% per annum above the interest rate for such Loan as provided in Section 3.02(b), but in no event to exceed the Highest Lawful Rate.

                  "Prime Rate" shall mean the rate of interest from time to time announced publicly by Chase at the Principal Office as its prime commercial lending rate. Such rate is set by Chase as a general reference rate of interest, taking into account such factors as Chase may deem appropriate, it being understood that many of Chase's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that Chase may make various commercial or other loans at rates of interest having no relationship to such rate.

                  "Principal Office" shall mean the principal office of the Agent, presently located at 270 Park Avenue, New York, New York 10017 or such other location as designated by the Agent from time to time.

                  "Prior Credit Agreement" shall mean the Amended and Restated Credit Agreement dated as of October 9, 1997, as amended, among Chase, the Company and others.

                  "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

                  "Quarterly Dates" shall mean the last Business Day of each June, September, December, and March in each year, the first of which shall be March 31, 2001, provided, however, that if such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

                  "QUIPS" shall mean the 6.50% Cumulative Quarterly Income Convertible Preferred Securities, Series A issued or to be issued by the QUIPS Trust for an aggregate liquidation preference amount not to exceed $145,000,000, plus any prepayment premiums.

                  "QUIPS Debentures" shall mean the 6.50% Junior Subordinated Convertible Debentures, Series A due 2029 issued by the Company to the QUIPS Trust in an aggregate principal amount not to exceed $149,000,000.

                  "QUIPS Guaranty" shall mean the Company's guarantee of the payment of the distributions on and redemption of the QUIPS.

                  "QUIPS Trust" shall mean Newfield Financial Trust I, a Delaware business trust and Subsidiary of the Company.

                  "Redetermination Date" shall have the meaning assigned to that term in Section 2.08(a).

                  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

                  "Regulatory Change" shall mean, with respect to any Bank, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks (including such Bank or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any court or Governmental Authority charged with the interpretation or administration thereof.

                  "Required Banks" shall mean, at any time while no Loans are outstanding, Banks having at least seventy-five percent (75%) of the Aggregate Commitments and, at any time while Loans are outstanding, Banks holding at least seventy-five percent (75%) of the outstanding aggregate principal amount of the Loans (without regard to any sale by a Bank of a participation in any Loan under Section 12.06(c)).

                  "Required Payment" shall have the meaning assigned to that term in Section 4.04.

                  "Reserve Report" shall mean a report, in form and substance satisfactory to the Agent, setting forth, as of the last day of each December (the "December 31 Reserve Report") and as of the last day of June (the "June 30 Reserve Report") (or such other date in the event of an unscheduled redetermination) the proved oil and gas reserves attributable to the Oil and Gas Properties of the Company and its Subsidiaries (other than Special Purpose Subsidiaries), together with a projection of the rate of production and future net income, production, severance or similar taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the pricing assumptions consistent with SEC reporting requirements at the time. Furthermore, such information shall be provided for each individual well, unit or lease comprising the Oil and Gas Properties of the Company and its Subsidiaries and by category of the reserves contained in each well, unit or lease including proved producing, proved non-producing and proved undeveloped.

                  "Responsible Officer" shall mean as to any Person, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall also include the principal financial officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Company.

                  "Sale Leaseback Transaction" shall mean any arrangement entered into by the Company or any Subsidiary, directly or indirectly, whereby the Company or any Subsidiary shall sell or transfer any Property and whereby the Company or any Subsidiary shall then or thereafter rent or lease as lessee such property or any part thereof or other property which the Company or any Subsidiary intends to use for substantially the same purpose or purposes as the property sold or transferred.

                  "Scheduled Redetermination Date" shall have the meaning assigned to that term in Section 2.08(d).

                  "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

                  "Senior Unsecured Notes" shall mean those certain unsecured senior notes in the aggregate original principal amount of $325,000,000 issued or to be issued under the Indenture or any other indenture with covenants and default provisions no more restrictive than this Agreement and all obligations relating thereto.

                  "Special Entity" shall mean any joint venture, limited liability company or partnership, limited duration company, general or limited partnership or any other type of partnership or company other than a corporation in which the Company and/or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity or controls such entity, but excluding any tax partnerships that are not classified as partnerships under state law. For purposes of this definition, any Person which owns directly or indirectly an equity investment in another Person which allows the first Person to manage or elect managers who manage the normal activities of such second Person will be deemed to "control" such second Person (e.g. a sole general partner controls a limited partnership).

                  "Special Purpose Subsidiary" shall mean any Subsidiary incurring Debt for the purpose of acquisition and/or exploration and development of Oil and Gas Properties if and only if the Company and all other Subsidiaries are not liable, whether directly or indirectly, contingently or otherwise, for such Debt and designated as a "Special Purpose Subsidiary" in writing by the Company to the Agent; provided that in no event shall any Subsidiary that owns any Oil and Gas Properties or other Property included in the determination of the Calculated Borrowing Base be a Special Purpose Subsidiary.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill, Inc. on the date hereof, or any successor to its debt ratings business.

                  "Subordinated Debt" shall mean any Debt issued by the Company containing provisions subordinating such Debt to the Indebtedness and other terms and conditions which are substantially similar to subordinated debt issued by companies of similar credit rating in the same industry, but in any event such Debt shall not have any covenants or default provisions more restrictive than this Agreement.

                  "Subsidiary" shall mean (i) any corporation of which a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of the Subsidiaries or by the Company and one or more of the Subsidiaries and (ii) any Special Entity. For the purposes of Section 9.12 and Section 9.13 of this Agreement, the definition of Subsidiary shall not include any Special Purpose Subsidiaries.

                  "Swap Contract" shall mean any crude oil or natural gas price swap, price cap, price floor, price collar, forward agreement, or other exchange or price protection transaction or any combination of such transactions or agreements or options with respect to any such transaction or agreement.

                  "Taxes" shall have the meaning assigned such term in Section 4.06(a).

                  "Type" shall mean, with respect to any Loan, a Base Rate Loan or a Eurodollar Loan.

                  1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Agent or the Banks hereunder shall be prepared, in accordance with GAAP as in effect from time to time, applied on a basis consistent with the audited financial statements of the Company referred to in
Section 7.02 (except for changes concurred with by the Company's independent public accountants.

                  1.04 Ratings. A rating, whether public or private, by S&P or Moody's shall be deemed to be in effect on the date of announcement or publication by S&P or Moody's, as the case may be, of such rating or, in the absence of such announcement or publication, on the effective date of such rating and will remain in effect until the announcement or publication of, or (in the absence of such announcement or publication) the effective date of, any change in such rating. In the event the standards for any rating by Moody's or S&P are revised, or such rating is designated differently (such as by changing letter designations to numerical designations), then the references herein to such rating shall be deemed to refer to the revised or redesignated rating for which the standards are closest to, but not lower than, the standards at the date hereof for the rating which has been revised or redesignated, all as determined by the Majority Banks in good faith. Long-term debt supported by a letter of credit, guaranty or other similar credit enhancement mechanism shall not be considered as senior unsecured long-term debt. If either Moody's or S&P has at any time more than one rating applicable to senior unsecured long-term debt of any Person, the lowest such rating shall be applicable for purposes hereof. For example, if Moody's rates some senior unsecured long-term debt of the Company Ba1 and other such debt of the Company Ba2, the senior unsecured long-term debt of the Company shall be deemed to be rated Ba2 by Moody's.

                  Section 2. Commitments.

                  2.01 Loans and Letters of Credit.

                  (a) Each Bank severally agrees, on the terms of this Agreement, to make Loans to the Company during the period from and including (i) the Closing Date or (ii) such later date that such Bank becomes a party to this Agreement as provided in Section 12.06(b), to and up to, but excluding the Maturity Date in an aggregate principal amount at any one time outstanding up to but not exceeding an amount equal to (x) the amount of such Bank's Commitment as then in effect minus (y) such Bank's Percentage Share of the Aggregate LC Exposure then existing; provided, however, that the aggregate principal amount of all such Loans by all Banks hereunder at any one time outstanding together with the Aggregate LC Exposure then existing shall not exceed the Aggregate Commitments as then in effect. Subject to the terms of this Agreement, during the period from the Closing Date to and up to, but excluding the Maturity Date, the Company may borrow, repay and reborrow the amount described in this Section 2.01(a).

                  (b) During the period from and including the Closing Date to but excluding the date that is four Business Days prior to the Maturity Date, the Agent, as issuing bank for the Banks, agrees to extend credit for the account of the Company at any time and from time to time by issuing, renewing, extending or reissuing Letters of Credit; provided however, the Aggregate LC Exposure at any one time outstanding shall not exceed the lesser of (A) $35,000,000 or (B) the Aggregate Commitments, as then in effect, minus the aggregate principal amount of all Loans then outstanding. The Banks shall automatically participate in such Letters of Credit according to their respective Percentage Shares.

                  (c) Subject to the other terms and provisions of this Agreement, at the option of the Company, the Loans may be Base Rate Loans or Eurodollar Loans; provided that, without the prior written consent of the Majority Banks, no more than six (6) Eurodollar Loans may be outstanding at any time; and provided further that until January 31, 2001 only the Loans made on the Closing Date may be Eurodollar Loans.

                  2.02 Borrowings, Continuations and Conversions; Letters of Credit.

                  (a) The Company shall give the Agent (which shall promptly notify the Banks) advance notice as hereinafter provided of each borrowing hereunder, which shall specify the aggregate amount of such borrowing and the date (which shall be a Business Day) of the Loans to be borrowed and, in the case of Eurodollar Loans, the duration of the Interest Period therefor.

                  (b) All Base Rate Loan borrowings shall be in amounts of at least $500,000, or the remaining balance of the Aggregate Commitments, if less or any whole multiple of $500,000 in excess thereof and all Eurodollar Loans shall be in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof.

                  (c) All borrowings, continuations and conversions shall require advance written notice to the Agent (which shall promptly notify the Banks) in the form of Exhibit B hereto (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Company to be received by the Agent not later than 11:00 a.m. New York time at least one Business Day prior to the date of such Base Rate borrowing and three Business Days prior to the date of each Eurodollar Loan borrowing, continuation or conversion. Without in any way limiting the Company's obligation to confirm in writing any telephonic notice, the Agent may act without liability upon the basis of telephonic notice believed by the Agent in good faith to be from the Company prior to receipt of written confirmation. In each such case, the Company hereby waives the right to dispute the Agent's record of the terms of such telephonic notice except in the case of gross negligence or wilful misconduct by the Agent.

                  (d) Subject to the provisions made in this Section 2.02(d), the Company may elect to continue all or any part of any Eurodollar Loan beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Banks) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Company shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to Section 2.02(e). All or any part of any Eurodollar Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Loan as continued for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each Eurodollar Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

                  (e) The Company may elect to convert all or any part of any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving advance notice to the Agent (which shall promptly notify the Banks) of such election. Subject to the provisions made in this Section 2.02(e), the Company may elect, at any time after January 31, 2001, to convert all or any part of any Base Rate Loan at any time and from time to time to a Eurodollar Loan by giving advance notice as provided in Section 2.02(c) to the Agent (which shall promptly notify the Banks) of such election. All or any part of any outstanding Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a Eurodollar Loan shall be (as to each such Loan into which there is a conversion for an applicable Interest Period) in amounts of at least $1,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Loan may be converted into a Eurodollar Loan.

                  (f) Not later than 11:00 a.m. New York time on the date specified for each borrowing hereunder, each Bank shall make available the amount of the Loan to be made by it on such date to the Agent, to an account which the Agent shall specify, in immediately available funds, for the account of the Company. The amounts so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company by transferring the same, in immediately available funds, to an account of the Company, designated by the Company and maintained with Chase at the Principal Office.

                  (g) The Company shall give the Agent (which shall promptly notify the Banks of such request and their Percentage Share of such Letter of Credit) advance notice to be received by the Agent not later than 11:00 a.m. New York time not less than three (3) Business Days prior thereto of each request for the issuance and at least three (3) Business Days (or such longer notice as may be required by the Agent to allow the Agent to comply with the notice requirement for extension embodied in the Letter of Credit) prior to the date of the renewal, extension or reissuance of a Letter of Credit hereunder which request shall specify the amount of such Letter of Credit, the date (which shall be a Business Day) such Letter of Credit is to be issued, renewed or extended, the duration thereof, the name and address of the beneficiary thereof, the form of the Letter of Credit and such other information as the Agent may reasonably request all of which shall be reasonably satisfactory to the Agent. Subject to the terms and conditions of this Agreement, on the date specified for the issuance, renewal or extension of a Letter of Credit, the Agent shall issue such Letter of Credit to the beneficiary thereof.

                  In conjunction with the issuance of each Letter of Credit, the Company shall execute a Letter of Credit Agreement. In the event of any conflict between any provision of a Letter of Credit Agreement and this Agreement, the Company, the Agent and the Banks hereby agree that the provisions of this Agreement shall govern.

                  The Agent will send to the Company and each Bank, immediately upon issuance of any Letter of Credit, or an amendment thereto, a true and complete copy of such Letter of Credit, or such amendment thereto.

                  2.03 Changes of Commitments.

                  (a) The Aggregate Commitments shall at all times be equal to the lesser of (i) the Aggregate Maximum Credit Amounts after adjustments resulting from reductions pursuant to Section 2.03(b) or increases pursuant to Section 2.03(d), and (ii) the Borrowing Base as determined from time to time.

                  (b) The Company shall have the right to terminate or to reduce the amount of the Aggregate Maximum Credit Amounts at any time or from time to time upon not less than three (3) Business Days' prior notice to the Agent (which shall promptly notify the Banks) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $10,000,000, or any whole multiple of $5,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Agent. The Aggregate Maximum Credit Amounts once terminated or reduced may not be reinstated.

                  (c) [reserved]

                  (d) The Company shall have the right, without the consent of the Banks but subject to the approval of the Agent (which consent shall not be unreasonably withheld), to effectuate from time to time an increase in the Aggregate Maximum Credit Amounts under this Agreement by adding to this Agreement one or more commercial banks or other financial institutions (who shall, upon completion of the requirements stated in this Section 2.03(d), constitute Banks hereunder), or by allowing one or more Banks to increase their Maximum Credit Amount hereunder, so that such added and increased Maximum Credit Amount(s) shall equal the increase in Aggregate Maximum Credit Amounts effectuated pursuant to this Section 2.03(d); provided that: (i) no increase in the Aggregate Maximum Credit Amounts pursuant to this Section 2.03(d) shall result in the Aggregate Maximum Credit Amounts exceeding $500,000,000, (ii) no Bank's Maximum Credit Amount shall be increased without the consent of such Bank, (iii) the Company shall prepay all of the Loans on the date of such increase and the Company may (subject to Sections 2.01, 2.02 and 6.02 and the other provisions hereof) reborrow on such date from the Banks based on the new Percentage Shares and shall make any payments required pursuant to Section 5.05 as a result of such prepayment, and (iv) the Company shall not have the right to increase the Aggregate Maximum Credit Amounts pursuant to this Section 2.03(d) if any Default shall have occurred and be continuing at the time of such increase. The Company shall give the Agent three (3) Business Days' prior written notice of its intent to increase the Aggregate Maximum Credit Amounts pursuant to this Section 2.03(d). Such notice shall specify each new commercial bank or other financial institution, if any, the changes in amounts of Aggregate Maximum Credit Amounts that will result, and such other information as is reasonably requested by the Agent. Each new commercial bank or other financial institution, and each Bank agreeing to increase its Maximum Credit Amount, shall execute and deliver to the Agent an Acceptance Agreement substantially in the form of Exhibit F pursuant to which it becomes a party hereto or increases its Maximum Credit Amount, as the case may be, which document, in the case of a new commercial bank or other financial institution, shall (among other matters) specify the Applicable Lending Office of such new commercial bank or other financial institution. In addition, the Agent shall prepare and deliver to the Company and each Bank a new Annex I reflecting the new Percentage Share of each Bank and its Maximum Credit Amount. Finally, the Company shall execute and deliver a Note, in substantially the form of Exhibit A, in the principal amount of the Maximum Credit Amount of each new commercial bank or other financial institution, or a replacement Note in the principal amount of the increased Maximum Credit Amount of each Bank agreeing to increase its Maximum Credit Amount, as the case may be. The Company shall also deliver other documents of the nature referred to in Section 6.01(a) to the Agent in such form and substance as may be reasonably required by it. Upon execution and delivery of the appropriate documentation and the delivery to it of its Note, such new commercial bank or other financial institution shall constitute a "Bank" hereunder with a Maximum Credit Amount as specified in the new Annex I delivered pursuant to this Section 2.03(d), or such Bank's Maximum Credit Amount shall increase as specified therein, as the case may be.

                  2.04 Commitment Fee and Other Fees.


                  (a) The Company shall pay to the Agent for the account of each Bank a Commitment Fee on the daily average unused amount of the Aggregate Commitments for the period from and including the Closing Date up to but excluding the earlier of the date the Aggregate Commitments are terminated or the Maturity Date, at a rate per annum equal to the Applicable Margin for commitment fees in effect from time to time. For each day during any calendar quarter, the Applicable Margin for commitment fees shall be the Applicable Margin for commitment fees in effect on the first day of such calendar quarter. Accrued commitment fees shall be payable on each Quarterly Date in arrears and on the earlier of the date the Aggregate Commitments are terminated or the Maturity Date.

                  (b) The Company agrees to pay to the Agent for the pro rata benefit of the Banks commissions for issuing each Letter of Credit (calculated separately for each Letter of Credit) at the rate per annum equal to the Applicable Margin for Eurodollar Loans in effect on the date of the issuance of such Letter of Credit times the daily average maximum amount from time to time of such Letter of Credit, provided that each Letter of Credit shall bear a minimum commission of $500.00 and that each Letter of Credit shall be deemed to be outstanding up to the full face amount of the Letter of Credit until the Agent has received the cancelled Letter of Credit or a written cancellation of the Letter of Credit from the beneficiary of such Letter of Credit in form and substance acceptable to the Agent, or for any reductions in the amount of the Letter of Credit (other than from a drawing), written notification from the beneficiary of such Letter of Credit. Such commissions are due quarterly in arrears. In addition the Company shall pay the Agent a fronting fee for issuing the Letters of Credit (calculated separately for each Letter of Credit) of the sum of (i) 1/8% per annum times the daily average maximum amounts from time to time of such Letter of Credit plus (ii) $250. Such fronting fee is payable in advance at issuance of the Letter of Credit.

                  (c) The Company shall pay (i) to Chase for the account of Chase such other fees as are set forth in the Chase Fee Letter on the dates specified therein to the extent not paid prior to the date of this Agreement, or as may be mutually agreed upon in writing by the Company and Chase, (ii) to Bank of America, N.A. for the account of Bank of America, N.A. such other fees as are set forth in the BOA Fee Letter on the dates specified therein to the extent not paid prior to the date of this Agreement, or as may be mutually agreed upon in writing by the Company and Bank of America, N.A. and (iii) to the respective Banks listed on the signature pages hereof for the account of such Banks such other fees as are set forth in the Banks' Fee Letter on the dates specified thereunto to the extent not paid prior to the date of this Agreement, or as may be mutually agreed upon in writing by the Company and such Banks.

                  2.05 Several Obligations. The failure of any Bank to make any Loan to be made by it or to provide funds for disbursements or reimbursements under the Letters of Credit on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan or to provide funds on such date, but no Bank shall be responsible for the failure of any other Bank to make a Loan to be made by such other Bank or to provide funds to be provided by such other Bank. If a Bank (or Banks) fails or refuses to make any Loan or to provide funds for disbursements or reimbursements under Letters of Credit under circumstances contemplated in this subparagraph, then, the Company may replace such Bank with a bank acceptable to the Agent. The nonperforming Bank shall promptly assign its Loans and Commitment to the new bank as provided in Section 12.06(b). Nothing in this Section shall relieve the nonperforming Bank from its liability, if any, for failure to make its Loan.

                  2.06 Notes. The Loans made by each Bank shall be evidenced by a single promissory note of the Company in substantially the form of Exhibit A hereto, dated (i) the Closing Date, (ii) the effective date of an Assignment pursuant to Section 12.06(b) or (iii) the effective date of an increase of the Aggregate Maximum Credit Amounts, payable to the order of such Bank in a principal amount equal to its Maximum Credit Amount as in effect and otherwise duly completed. The date, amount, Type, interest rate and Interest Period of each Loan made by each Bank, and all payments made on account of the principal thereof, shall be recorded by such Bank on its books for its Note, and, prior to any transfer, endorsed by such Bank on the schedule attached to such Note or any continuation thereof.

                  2.07 Prepayments.

                  (a) The Company may prepay the Base Rate Loans upon not less than one (1) Business Days' prior notice to the Agent (which shall promptly notify the Banks), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $500,000 or the remaining aggregate principal balance outstanding on the Notes, if less) and shall be irrevocable and effective only upon receipt by the Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. The Company may prepay Eurodollar Loans on the same condition as for Base Rate Loans and in addition such prepayments of Eurodollar Loans shall be subject to the terms of
         Section 5.05 and shall be in an amount equal to all of the Eurodollar Loans for the Interest Period prepaid.

                  (b) If, after giving effect to any termination or reduction of the Aggregate Maximum Credit Amounts pursuant to Section 2.03(b), the outstanding aggregate principal amount of the Loans plus the LC Exposure exceeds the Aggregate Maximum Credit Amounts, the Company shall (i) pay or prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if any excess remains after prepaying all of the Loans, pay to the Agent on behalf of the Banks an amount equal to the excess, to be held as cash collateral as provided in
         Section 2.10 hereof.

                  (c) Upon any redetermination of the amount of the Borrowing Base in accordance with Section 2.08, if the redetermined Borrowing Base is less than the aggregate outstanding principal amount of the Loans plus the LC Exposure ("Borrowing Base Deficiency"), then the Company shall within forty-five (45) days of receipt of written notice thereof: (i) prepay the Loans (or reduce the LC Exposure) in an aggregate principal amount equal to such Borrowing Base Deficiency together with interest on the principal amount paid accrued to the date of such prepayment and (ii) if a Borrowing Base Deficiency remains after prepaying all of the Loans because of LC Exposure, pay to the Agent on behalf of the Banks an amount equal to such remaining Borrowing Base Deficiency to be held as cash collateral as provided in
         Section 2.10(b) hereof.

                  (d) [reserved]

                  (e) Prepayments permitted or required under this Section 2.07 shall be without premium or penalty except as required under Section
         5.05 for prepayment of Eurodollar Loans. Any prepayment made may be reborrowed subject to the then effective Aggregate Commitments.

                  2.08 Borrowing Base.

                  (a) The Calculated Borrowing Base shall be determined in accordance with Section 2.08(b) by the Agent with the concurrence of the Required Banks and is subject to redetermination in accordance with Section 2.08(d). Upon any redetermination of the Calculated Borrowing Base, such redetermination shall remain in effect until the next successive Redetermination Date. "Redetermination Date" shall mean the date that the redetermined Borrowing Base becomes effective subject to the notice requirements specified in Section 2.08(e) both for scheduled redeterminations and unscheduled redeterminations. So long as any of the Commitments is in effect or any Letter of Credit is outstanding and until all of the Indebtedness is paid in full, this facility shall be governed by the then effective Borrowing Base. During the period from and after the Closing Date until the next Redetermination Date, the amount of the Calculated Borrowing Base shall be $510,000,000.

                  (b) Upon receipt of the reports required by Section 8.04 and such other reports, data and supplemental information as may from time to time be reasonably requested by the Agent (the "Engineering Reports"), the Agent will redetermine a new Calculated Borrowing Base. Such redetermination will be in accordance with the Agent's normal and customary procedures for evaluating oil and gas reserves and other related assets as such exist at that particular time. The Agent in its sole discretion, may make adjustments to the rates, volumes, prices and other assumptions set forth therein. The Agent shall propose to the Banks a new Calculated Borrowing Base within 30 days following receipt by the Agent of the Engineering Reports in a timely and complete manner. After having received notice of such proposal by the Agent, each Bank shall have ten (10) days to agree or disagree with such proposal. Any failure of a Bank to communicate its approval or disapproval within such ten day period shall be deemed to be an approval of such proposal. If the Required Banks approve (including any such deemed approval) the Agent's proposal, then such proposal shall be the new Calculated Borrowing Base. If however, the Required Banks do not approve such proposal within 10 days, the Required Banks shall, within a reasonable period of time, agree on a new Calculated Borrowing Base.

                  (c) The Agent may exclude any Oil and Gas Property or portion of production therefrom or any income from any other Property from the Calculated Borrowing Base, at any time, because title information is not reasonably satisfactory or such Property is not assignable.

                  (d) So long as any of the Commitments is in effect or any Letter of Credit is outstanding and until payment in full of all Indebtedness hereunder, on or around the first Business Day of each May and November, commencing May 1, 2001 (each being a "Scheduled Redetermination Date"), the Banks shall redetermine the amount of the Calculated Borrowing Base in accordance with Section 2.08(b). In addition, the Company may request an unscheduled redetermination of the Calculated Borrowing Base at any other time but no more often than once between Scheduled Redetermination Dates by specifying in writing to the Agent the date on which such redetermination is to occur and providing a Reserve Report in accordance with Section 8.04(b) at least 60 days prior to the requested redetermination date. Also, the Majority Banks may initiate only one (1) unscheduled redetermination during any consecutive twelve (12) month period by specifying in writing to the Company the date on which the Company is to furnish a Reserve Report in accordance with Section 8.04(b) and the date on which such redetermination is to occur; provided that each time the Company elects the option set forth in subclause (x) of clause (iii) of Section 9.01(m) in respect of any Subordinated Debt, the Required Banks may redetermine the Borrowing Base to take into account such Subordinated Debt, and any redetermination pursuant to this proviso shall not count as an unscheduled redetermination for purposes of this sentence.

                  (e) The Agent shall promptly notify in writing the Company and the Banks of the new Calculated Borrowing Base and the new Borrowing Base. Any redetermination of the Calculated Borrowing Base and the Borrowing Base shall not be in effect until after written notice is received by the Company.

                  2.09 Assumption of Risks. The Company assumes all risks of the acts or omissions of any beneficiary of any Letter of Credit or any transferee thereof with respect to its use of such Letter of Credit. Neither the Agent (except in the case of wilful misconduct or bad faith on the part of the Agent or any of its employees), its correspondents nor any Bank shall be responsible for the validity, sufficiency or genuineness of certificates or other documents or any endorsements thereon, even if such certificates or other documents should in fact prove to be invalid, insufficient, fraudulent or forged; for errors, omissions, interruptions or delays in transmissions or delivery of any messages by mail, telex, or otherwise, whether or not they be in code; for errors in translation or for errors in interpretation of technical terms; the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; the failure of any beneficiary or any transferee of any Letter of Credit to comply fully with conditions required in order to draw upon any Letter of Credit other than as expressly required by such Letter of Credit; or for any other consequences arising from causes beyond the Agent's control or the control of the Agent's correspondents. In addition, neither the Agent nor any Bank shall be responsible for any error, neglect, or default of any of the Agent's correspondents; and none of the above shall affect, impair or prevent the vesting of any of the Agent's or any Bank's rights or powers hereunder or under the Letter of Credit Agreements, all of which rights shall be cumulative. The Agent and its correspondents may accept certificates or other documents that appear on their face to be in order, without responsibility for further investigation of any matter contained therein regardless of any notice or information to the contrary. In furtherance and not in limitation of the foregoing provisions, the Company agrees that any action, inaction or omission taken or not taken by the Agent or by any correspondent for the Agent in good faith in connection with any Letter of Credit, or any related drafts, certificates, documents or instruments, shall be binding on the Company and shall not put the Agent or its correspondents under any resulting liability to the Company.

                  2.10 Obligation to Reimburse and to Prepay.

                  (a) If a disbursement by the Agent is made under any Letter of Credit, the Company shall pay to the Agent within two (2) Business Days after notice of any such disbursement is received by the Company, the amount of each such disbursement made by the Agent under the Letter of Credit (if such payment is not sooner effected as may be required under this Section 2.10 or under other provisions of the Letter of Credit), together with interest on the amount disbursed from and including the date of disbursement until payment in full of such disbursed amount at a varying rate per annum equal to (i) the then applicable interest rate for Base Rate Loans through the second Business Day after notice of such disbursement is received by the Company and (ii) thereafter to and including the date of repayment in full of such disbursed amount, the Post-Default Rate for Base Rate Loans (but in no event to exceed the Highest Lawful Rate). The obligations of the Company under this Agreement and each Letter of Credit shall be absolute, unconditional and irrevocable and shall be paid or performed strictly in accordance with the terms of this Agreement under all circumstances whatsoever, including, without limitation, but only to the fullest extent permitted by applicable law, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit or any other Loan Document; (ii) any amendment or waiver of (including any default), or any consent to departure from this Agreement, any Letter of Credit or any other Loan Document (except to the extent permitted by any amendment or waiver); (iii) the existence of any claim, set-off, defense or other rights which the Company may have at any time against the beneficiary of any Letter of Credit or any transferee of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the Agent, any Bank or any other Person, whether in connection with this Agreement, any Letter of Credit, the other Loan Documents, the transactions contemplated hereby or any unrelated transaction; (iv) any statement, certificate, draft, notice or any other document presented under any Letter of Credit proves to have been forged, fraudulent, insufficient or invalid in any respect or any statement therein proves to have been untrue or inaccurate in any respect whatsoever; (v) payment by the Agent under any Letter of Credit against presentation of a draft or certificate which appears on its face to comply, but does not comply, with the terms of such Letter of Credit; and (vi) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

         Notwithstanding anything in this Agreement to the contrary, the Company will not be liable for payment or performance that results from the gross negligence or wilful misconduct of the Agent, except
         (i) where the Company or any Subsidiary actually recovers the proceeds for itself or the Agent of any payment made by the Agent in connection with such gross negligence or wilful misconduct or (ii) in cases where the Agent makes payment to the named beneficiary of a Letter of Credit.

                  (b) In the event of the occurrence of any Event of Default, a payment or prepayment pursuant to Sections 2.07(b) and (c) hereof or the maturity of the Notes, whether by acceleration or otherwise, an amount equal to the LC Exposure shall be deemed to be forthwith due and owing by the Company to the Agent and the Banks as of the date of any such occurrence; and the Company's obligation to pay such amount shall be absolute and unconditional, without regard to whether any beneficiary of any such Letter of Credit has attempted to draw down all or a portion of such amount under the terms of a Letter of Credit, and, to the fullest extent permitted by applicable law, shall not be subject to any defense or be affected by a right of set-off, counterclaim or recoupment which the Company may now or hereafter have against any such beneficiary, the Agent, the Banks or any other Person for any reason whatsoever. Such payments shall be held by the Agent on behalf of the Banks as cash collateral securing the LC Exposure in an account or accounts at the Principal Office; and the Company hereby grants to and by its deposit with the Agent grants to the Agent a security interest in such cash collateral. Such collateral payments may be invested, by Agent, in investments that Agent may choose in its sole discretion, but limited to investments specified in Sections 9.03(d), (e), (f) and (h). All interest on investments shall become cash collateral and may also be reinvested. In the event of any such payment by the Company of amounts contingently owing under outstanding Letters of Credit and in the event that thereafter drafts or other demands for payment complying with the terms of such Letters of Credit are not made prior to the respective expiration dates thereof, the Agent agrees, if no Event of Default has occurred and is continuing or if no other amounts are outstanding under this Agreement, the Notes or the other Loan Documents, to remit to the Company, out of such collateral, an amount equal to the amount by which the contingent obligations evidenced by the Letters of Credit have decreased as a result of such expiration of Letters of Credit.

                  (c) Each Bank severally and unconditionally agrees that it shall promptly reimburse the Agent an amount equal to such Bank's Percentage Share of any disbursement made by the Agent under any Letter of Credit that is not reimbursed according to this Section 2.10.

                  2.11 Lending Offices. The Loans of each Type made by each Bank shall be made and maintained at such Bank's Applicable Lending Office for Loans of such Type.

                  Section 3. Payments of Principal and Interest.

                  3.01 Repayment of Loans. The Company will pay to the Agent, for the account of each Bank, the aggregate outstanding principal balance on the Notes on the Maturity Date.

                  3.02 Interest. The Company will pay to the Agent for account of each Bank interest on the unpaid principal amount of each Loan owed to such Bank for the period commencing on the date such Loan is made to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) if such a Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin (as in effect from time to time) for Base Rate Loans, but in no event to exceed the Highest Lawful Rate; and

                  (b) if such a Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Fixed Eurodollar Rate for such Loan and such Interest Period plus the Applicable Margin (as in effect from time to time) for Eurodollar Loans, but in no event to exceed the Highest Lawful Rate.

Notwithstanding the foregoing, the Company will pay to the Agent for the account of each Bank interest at the applicable Post-Default Rate on any principal of any Loan owed to such Bank, and (to the fullest extent permitted by law) on any other amount payable by the Company hereunder or under any Note held by such Bank to or for account of such Bank, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full.

Accrued interest on Base Rate Loans shall be payable on each Quarterly Date commencing on March 31, 2001 and accrued interest on each Eurodollar Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate shall be payable from time to time on demand and interest on any Eurodollar Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted). Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Banks to which such interest is payable and the Company thereof.

                  3.03 Prior Credit Agreement. All principal, interest and fees outstanding under the Prior Credit Agreement shall be paid in full by the Company on the Closing Date.

                  Section 4. Payments; Pro Rata Treatment; Computations; Etc.

                  4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Company under this Agreement, the Notes and the Letters of Credit shall be made in Dollars, in immediately available funds, to the Agent at such account as the Agent shall specify by notice to the Company from time to time, not later than 11:00 a.m. New York time on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Agent under this Agreement or any Note for account of a Bank shall be paid promptly to such Bank, in immediately available funds. If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Agent of any principal of or interest on any borrowing, the Company shall notify the Agent of the Loans to which such payment shall apply. In the absence of such notice, the Agent may specify the Loans to which such payment shall apply, but to the extent possible, such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

                  4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Bank agrees that: (a) each borrowing from the Banks under
Section 2.01 shall be made from the Banks pro rata in accordance with their Percentage Share, each payment of commitment fee or other fees under Sections 2.04(a) and 2.04(b) shall be made for account of the Banks pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Maximum Credit Amounts under Section 2.03(b) shall be applied to the Commitment of each Bank, pro rata according to the amounts of its respective Commitment, (b) each payment of principal of Loans by the Company shall be made for account of the Banks pro rata in accordance with the respective unpaid principal amount of the Loans held by the Banks, (c) each payment of interest on Loans by the Company shall be made for account of the Banks pro rata in accordance with the amounts of interest due and payable to the respective Banks and (d) each reimbursement by the Company of disbursements under Letters of Credit shall be made for account of the Banks pro rata in accordance with the amounts of reimbursement obligations due and payable to each respective Bank.

                  4.03 Computations. Interest on Eurodollar Loans and the commitment fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable.

                  4.04 Non-receipt of Funds by the Agent. Unless the Agent shall have been notified by a Bank or the Company prior to the date on which such notifying party is scheduled to make payment to the Agent of (in the case of a Bank) the proceeds of a Loan or a payment under a Letter of Credit to be made by it hereunder or (in the case of the Company) a payment to the Agent for account of one or more of the Banks hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Bank or the Company (as the case may be) has not in fact made the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until but excluding the date the Agent recovers such amount at a rate per annum which, for any Bank as recipient, will be equal to the Federal Funds Rate and for the Company as recipient, will be equal to the Base Rate plus the Applicable Margin (as in effect from time to time) for Base Rate Loans.

                  4.05 Sharing of Payments, Etc.

                  (a) The Company agrees that, in addition to (and without limitation of) any right of set-off, bankers' lien or counterclaim a Bank may otherwise have, each Bank shall have the right and be entitled (after consultation with the Agent), at its option, to offset balances held by it or by any of its Affiliates for account of the Company at any of its offices, in Dollars or in any other currency, against any principal of or interest on any of such Bank's Loans, or any other amount payable to such Bank hereunder, which is not paid when due (including the expiration of any applicable grace period) (regardless of whether such balances are then due to the Company), in which case it shall promptly notify the Company and the Agent thereof, provided that such Bank's failure to give such notice shall not affect the validity thereof.

                  (b) If any Bank shall obtain payment of any principal of or interest on any Loan made by it to the Company under this Agreement through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise, and, as a result of such payment, such Bank shall have received a greater percentage of the principal or interest then due hereunder by the Company to such Bank than the percentage received by any other Banks, it shall promptly (i) notify the Agent and each other Bank thereof and (ii) purchase from such other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by such other Banks (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Banks shall share the benefit of such excess payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans held by each of the Banks. To such end all the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Company agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks (or in interest due thereon, as the case may be) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Bank were a direct holder of Loans in the amount of such participation. Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of the Company. If under any applicable bankruptcy, insolvency or other similar law, any Bank receives a secured claim in lieu of a set-off to which this
         Section 4.05 applies, such Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Banks entitled under this Section
         4.05 to share the benefits of any recovery on such secured claim.

                  4.06 Taxes.

                  (a) Payments Free and Clear. Any and all payments by the Company hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Agent or such Bank, as the case may be, is a citizen or resident or in which such Bank has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Agent or such Bank is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Bank or the Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Company shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Banks or the Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Bank or the Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) the Company shall make such deductions and (iii) the Company shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

                  (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, the Company agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any Assignment (hereinafter referred to as "Other Taxes").

                  (c) INDEMNIFICATION. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE COMPANY WILL INDEMNIFY EACH BANK AND THE AGENT FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH BANK OR THE AGENT (ON THEIR BEHALF OR ON BEHALF

         OF ANY BANK), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WERE NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH BANK'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY
         (30) DAYS AFTER THE DATE ANY BANK OR THE AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY BANK OR THE AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH BANK OR THE AGENT HAS RECEIVED PAYMENT FROM THE COMPANY HEREUNDER IT SHALL PROMPTLY NOTIFY THE COMPANY OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE COMPANY (OR PROMPTLY UPON RECEIPT, IF THE COMPANY HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE COMPANY WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT THE COMPANY, UPON THE REQUEST OF SUCH BANK OR THE AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH BANK OR THE AGENT IN THE EVENT SUCH BANK OR THE AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

                  (d) Banks' Taxes.

                           (i) Each Bank represents that it is either (i) a
                  corporation organized under the laws of the United States of America or any state thereof or (ii) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Bank that is not a corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Company and the Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Bank, and at such other times as required by United States law or as the Company or the Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form W-8ECI (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form W-8ECI Certification") or (B) Internal Revenue Service Form W-8BEN (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form W-8BEN Certification"). In addition, each Bank agrees that if it previously filed a Form W-8ECI Certification, it will deliver to the Company and the Agent a new Form W-8ECI Certification prior to expiration of the prior Form W-8ECI; and if it previously filed a Form W-8BEN Certification, it will deliver to the Company and the Agent a new certification prior to the expiration of the prior Form W-8BEN. Each Bank also agrees to deliver to the Company and the Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Bank at the relevant time and applicable laws permit it to do so. If a Bank determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Company and the Agent of such fact. If a Bank is organized under the laws of a jurisdiction outside the United States of America, unless the Company and the Agent have received a Form W-8BEN Certification or Form W-8ECI Certification satisfactory to them indicating that all payments to be made to such Bank hereunder are not subject to United States withholding tax, the Company shall withhold taxes from such payments at the applicable statutory rate or the reduced treaty rate. Each Bank agrees to indemnify and hold harmless from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Agent as a result of such Bank's failure to submit any form or certificate that it is required to provide pursuant to this Section 4.06 or (ii) the Company or the Agent as a result of their reliance on any such form or certificate which such Bank has provided to them pursuant to this Section 4.06.

                           (ii) For any period with respect to which a Bank has
                  failed to provide the Company with the form required pursuant to this Section 4.06, if any, (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under this Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax becomes subject to taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as such Bank shall reasonably request to assist such Bank to recover such taxes.

                           (iii) Any Bank claiming any additional amounts
                  payable pursuant to this Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or the Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Bank, be otherwise disadvantageous to such Bank.

                  Section 5. Capital Adequacy.

                  5.01 Additional Costs.

                  (a) The Company shall pay directly to each Bank from time to time such amounts as such Bank may determine to be necessary to compensate such Bank for any costs which it determines are attributable to its making or maintaining of any Eurodollar Loans or issuing or participating in Letters of Credit hereunder or its obligation to make any Eurodollar Loans or issue or participate in any Letters of Credit hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any of such Eurodollar Loans, Letters of Credit or such obligation (such increases in costs and reductions in amounts receivable being herein called

         "Additional Costs"), resulting from any Regulatory Change which: (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or any Note in respect of any of such Eurodollar Loans or Letters of Credit (other than taxes imposed on the overall net income of such Bank or of its Applicable Lending Office for any of such Eurodollar Loans by the jurisdiction in which such Bank has its principal office or Applicable Lending Office); or (ii) imposes or modifies any reserve, special deposit, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of such Bank (including any of such Eurodollar Loans or any deposits referred to in the definition of "Fixed Eurodollar Rate" in Section 1.02 hereof), or the Commitment of such Bank or the Eurodollar interbank market; or
         (iii) imposes any other condition affecting this Agreement or any Note (or any of such extensions of credit or liabilities) or such Bank's Commitment. Each Bank will notify the Agent and the Company of any event occurring after the Closing Date which will entitle such Bank to compensation pursuant to this Section 5.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation, and will designate a different Applicable Lending Office for the Loans of such Bank affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Bank, be disadvantageous to such Bank, provided that such Bank shall have no obligation to so designate an Applicable Lending Office located in the United States. If any Bank requests compensation from the Company under this Section 5.01(a), the Company may, by notice to such Bank suspend the obligation of such Bank to make additional Loans of the Type with respect to which such compensation is requested until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (b) Without limiting the effect of the provisions of Section 5.01(a), in the event that, by reason of any Regulatory Change or any other circumstances arising after the Closing Date affecting such Bank, the Eurodollar interbank market or such Bank's position in such market, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Company, the obligation of such Bank to make additional Eurodollar Loans shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 shall be applicable).

                  (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Company shall pay directly to any Bank from time to time on request such amounts as such Bank may determine to be necessary to compensate such Bank or its parent or holding company for any costs which it determines are attributable to the maintenance by such Bank or its parent or holding company (or any Applicable Lending Office), pursuant to any Governmental Requirement following any Regulatory Change, of capital in respect of its Commitment, its Note, its Loans or any interest held by it in any Letter of Credit, such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Bank or its parent or holding company (or any Applicable Lending Office) to a level below that which such Bank or its parent or holding company (or any Applicable Lending Office) could have achieved but for such Governmental Requirement. Such Bank will notify the Company that it is entitled to compensation pursuant to this Section 5.01(c) as promptly as practicable after it determines to request such compensation.

                  (d) Any Bank notifying the Company of any amounts due pursuant to Section 5.01 shall in such notice to the Company and the Agent set forth in reasonable detail the basis and amount of its request for compensation. Any request for additional compensation under this Section 5.01 shall be paid by the Company within thirty
         (30) Business Days of the receipt of the Company of the notice described in this Section 5.01(d).

                  5.02 Limitation on Eurodollar Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Fixed Eurodollar Rate for any Interest Period:

                  (a) the Agent determines that quotations of interest rates for the relevant deposits referred to in the definition of "Fixed Eurodollar Rate" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) the Agent determines that the relevant rates of interest referred to in the definition of "Fixed Eurodollar Rate" in Section
         1.02 upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Banks of making or maintaining Eurodollar Loans;

then the Agent shall give the Company prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Eurodollar Loans.

                  5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder, then such Bank shall promptly notify the Company thereof and such Bank's obligation to make Eurodollar Loans shall be suspended until such time as such Bank may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 shall be applicable).

                  5.04 Base Rate Loans Pursuant to Sections 5.01, 5.02 and
5.03. If the obligation of any Bank to make Eurodollar Loans shall be suspended pursuant to Sections 5.01, 5.02 or 5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Bank shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.01(b) or Section 5.03 has occurred and such Bank so requests by notice to the Company, all Affected Loans of such Bank then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Bank in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans.

                  5.05 Compensation. The Company shall pay to each Bank within thirty (30) days of receipt of written request of such Bank (which request shall set forth, in reasonable detail, the basis for requesting such amounts), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Bank determines are attributable to:

                  (a) any payment, prepayment or conversion of a Eurodollar Loan properly made by such Bank or the Company for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.02) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Company for any reason (including but not limited to, the failure of any of the conditions precedent specified in Section 6 to be satisfied) to borrow, continue or convert a Eurodollar Loan from such Bank on the date for such borrowing, continuation or conversion specified in the relevant notice of borrowing given pursuant to Section 2.02(c).

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or converted or not borrowed for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the applicable rate of interest for such Loan provided for herein over (ii) the interest component of the amount such Bank would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Bank).

                  5.06 Replacement of Banks. If any Bank asserts illegality under Section 5.03 or requests compensation under Section 5.01, or if the Company is required to pay any additional amount to any Bank or any Governmental Authority for the account of any Bank pursuant to Section 4.06, or if any Bank defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Bank and the Agent, require such Bank to assign and delegate, without recourse (in accordance with Section 12.06), all its interests, rights and obligations under this Agreement to an assignee(s) that shall assume such obligations (which assignee(s) may be another Bank, if such Bank accepts such assignment); provided that (i) such assigning Bank shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts), (ii) no Default shall have occurred and be continuing at such time, and (iii) the Agent shall have consented to such assignee(s), such consent not to be unreasonably withheld.

                  Section 6. Conditions Precedent.

                  6.01 Initial Funding.

                  The obligation of the Banks to make the Initial Funding under this Agreement is subject to the receipt by the Agent and the Banks of all fees payable pursuant to Section 2.04 on or before the Closing Date or otherwise under this Agreement and the following documents and satisfaction of the other conditions provided in this Section 6.01, each of which shall be satisfactory to the Agent in form and substance:

                  (a) A certificate of the Secretary or an Assistant Secretary of the Company setting forth (i) resolutions of its board of directors with respect to the authorization of the Company to execute the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Company (y) who are authorized to sign the Loan Documents to which the Company is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the officers so authorized and (iv) the articles or certificate of incorporation and bylaws of the Company, certified as being true and complete. The Agent and the Banks may conclusively rely on such certificate until the Agent receives notice in writing from the Company to the contrary.

                  (b) Certificates of the appropriate state agencies with respect to the existence and good standing of the Company.

                  (c) A compliance certificate which shall be substantially in the form of Exhibit C, duly and properly executed by a Responsible Officer, and dated as of the date of the Initial Funding.

                  (d) The Note or Notes, duly completed and executed.

                  (e) An opinion of Vinson & Elkins L.L.P., legal counsel to the Company substantially in the form of Exhibit D hereto.

                  (f) A certificate of the insurance coverage of the Company evidencing that the Company is carrying insurance in accordance with
         Section 7.19 hereof.

                  (g) The Fee Letters shall have been executed and delivered by the Company.

                  (h) (Reserved)

                  (i) An environmental review of the Acquired Entity.

                  (j) A certificate of a Responsible Officer certifying that attached thereto is a true and correct copy of the Merger Agreement.

                  (k) A balance sheet of the Company and its Consolidated Subsidiaries dated as of October 31, 2000, giving pro forma effect to the acquisition by the Company of the Acquired Entity.

                  (l) Evidence that the Company has acquired (or simultaneously with the Initial Funding will acquire) the Acquired Entity pursuant to the Merger Agreement without waiver of any matter referred to in
         Section 9.03 of the Merger Agreement and that the Merger (as defined in the Merger Agreement) has occurred.

                  (m) Evidence that all Funded Debt of the Acquired Entity has been (or simultaneously with the Initial Funding will be) paid in full, that all related commitments to lend have terminated and that all Liens securing such Funded Debt will be terminated simultaneously with such payment.

                  (n) The Lariat Reserve Report and a certificate from a Responsible Officer of the Company with respect thereto covering matters of the type referred to in Section 8.04(d).

                  (o) Evidence of termination of all obligations to lend and to issue letters of credit under the Prior Credit Agreement. Each Bank that is a party to the Prior Credit Agreement (i) waives the requirement of notice of termination of the "Commitments" under the Prior Credit Agreement and the "Aggregate Maximum Credit Amounts" under the Prior Credit Agreement, (ii) agrees to the termination of such Commitments under the Prior Credit Agreement, such Aggregate Maximum Credit Amounts under the Prior Credit Agreement and the Prior Credit Agreement (other than Sections 5.12, 12.03 and 12.15 thereof, which the Prior Credit Agreement provides will survive) and (iii) agrees to the prepayment, without notice, of amounts outstanding under the Prior Credit Agreement.

                  (p) Such other documents as the Agent or any Bank or special counsel to the Agent may reasonably request.

                  6.02 Initial and Subsequent Loans and Letters of Credit. The obligation of the Banks to make Loans to the Company upon the occasion of each borrowing hereunder and to issue, renew, extend or reissue Letters of Credit for the account of the Company (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Loans and after giving effect thereto: (i) no Default shall have occurred and be continuing;
(ii) no Material Adverse Effect shall have occurred since the date of the Financial Statements; and (iii) the representations and warranties made by the Company in Section 7 shall be true on and as of the date of the making of such Loans or issuance, renewal, extension or reissuance of a Letter of Credit with the same force and effect as if made on and as of such date and following such new borrowing, unless such representation or warranty was expressly limited to an earlier date (which representation or warranty remains true as to such earlier date) or except as such representations and warranties are modified to give effect to transactions expressly permitted hereby or in the case of
Section 7.15 changes of which the Agent has been notified. Each request for a borrowing or issuance, renewal, extension or reissuance of a Letter of Credit by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Company otherwise notifies the Agent prior to the date of and immediately following such borrowing or issuance, renewal, extension or reissuance of a Letter of Credit, as of the date thereof).

                  6.03 Conditions Relating to Letters of Credit. In addition to the satisfaction of all other conditions precedent set forth in this Section 6, the issuance, renewal, extension or reissuance of the Letters of Credit referred to in Section 2.01 hereof is subject to the following conditions precedent:

                  (a) At least three (3) Business Days prior to the date of the issuance and at least three (3) Business Days (or such longer notice as may be required by the Agent to allow the Agent to comply with the notice requirement for extension embodied in the Letter of Credit) prior to the date of the renewal, extension or reissuance of each Letter of Credit, the Agent shall have received a written request for a Letter of Credit or renewal, extension or reissuance.

                  (b) Each of the Letters of Credit shall (i) be issued by the Agent, (ii) contain such terms and provisions as are reasonably required by the Agent, (iii) be for the account of the Company, and
         (iv) expire not later than four Business Days prior to the Maturity
         Date.

                  (c) The Company shall have duly and validly executed and delivered to the Agent a Letter of Credit Agreement pertaining to the Letter of Credit.

                  (d) All other conditions shall have been satisfied as set forth in Section 2.01.

                  Section 7. Representations and Warranties. The Company represents and warrants to the Banks that (each representation and warranty herein is given as of the date of this Agreement and shall be deemed repeated and reaffirmed as provided in Section 6.02):

                  7.01 Corporate Existence. Each of the Company and the
Subsidiaries: (a) is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect. All stock of NFXD, all other equity interests of NFXD, and all warrants, options and other rights to acquire any such stock, equity interests or Debt are owned by the Company free and clear of any Lien.

                  7.02 Financial Condition. The audited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 1999 and the related consolidated statement of income, stockholders' equity and cash flows of the Company and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon of PricewaterhouseCoopers LLP heretofore furnished to each of the Banks and the unaudited consolidated balance sheet of the Company and its Consolidated Subsidiaries as at September 30, 2000 and their related consolidated statements of income, stockholders' equity and cash flows of the Company and its Consolidated Subsidiaries for the nine-month period ended on such date heretofore furnished to the Agent, are complete and correct and fairly present the consolidated financial condition of the Company and its Consolidated Subsidiaries as at said dates and the results of its operations for the fiscal year and the nine-month period on said dates, all in accordance with GAAP, as applied on a consistent basis (subject, in the case of the interim financial statements, to normal year-end adjustments). Neither the Company nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in Schedule 7.02. Since December 31, 1999, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements, neither the business nor the Properties of the Company or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

                  7.03 Litigation. Except as disclosed to the Banks in Schedule
7.03 hereto, at the Closing Date there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Company threatened against or affecting the Company or any Subsidiary which involves the possibility of any judgment or liability against the Company or any Subsidiary not fully covered by insurance (except for normal deductibles), and which would have a Material Adverse Effect.

                  7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent, which has not been obtained as of the Closing Date, under the respective charter or by-laws of the Company, or any Governmental Requirement, or any agreement or instrument to which the Company is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company pursuant to the terms of any such agreement or instrument.

                  7.05 Corporate Action. The Company has all necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by the Company of the Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on its part; and the Loan Documents constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their terms.

                  7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority that have not been obtained are necessary for the merger under the Merger Agreement or the execution, delivery or performance by the Company of the Loan Documents or for the validity or enforceability thereof.

                  7.07 Use of Loans. The proceeds of the Loans shall be used for general corporate and working capital purposes which shall include the acquisition, exploration and development of Oil and Gas Properties. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation U or X of the Board of Governors of the Federal Reserve System) and no part of the proceeds of any Loan hereunder will be used to purchase or carry, directly or indirectly, any margin stock or for any purpose that would result in any Loan being a "purpose credit" within the meaning of Regulation U. Neither the Company nor any Person acting on behalf of the Company has taken or will take any action which might cause the Notes or any of the Loan Documents, including this Agreement, to violate Regulation U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the SEC or any rule or regulation thereunder, in each case as now in effect or as the same may hereinafter be in effect.

                  7.08 ERISA.

                  (a) The Company, each Subsidiary and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

                  (b) Each Plan is, and has been, maintained in substantial compliance with ERISA and, where applicable, the Code.

                  (c) No act, omission or transaction has occurred which could result in imposition on the Company, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

                  (d) No Plan (other than a defined contribution plan) or any trust created under any such Plan has been terminated since September 2, 1974. No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Company, any Subsidiary or any ERISA Affiliate has been or is expected by the Company, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred.

                  (e) Full payment when due has been made of all amounts which the Company, any Subsidiary or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan.

                  (f) The actuarial present value of the benefit liabilities under each Plan which is subject to Title IV of ERISA does not, as of the end of the Company's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

                  (g) None of the Company, any Subsidiary or any ERISA Affiliate sponsors, maintains, or contributes to an employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by the Company, a Subsidiary or any ERISA Affiliate in its sole discretion at any time without any material liability.

                  (h) None of the Company, any Subsidiary or any ERISA Affiliate sponsors, maintains or contributes to, or has at any time in the preceding six calendar years sponsored, maintained or contributed to, any Multiemployer Plan.

                  (i) None of the Company, any Subsidiary or any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

                  7.09 Taxes. Each of the Company and the Subsidiaries has filed all United States Federal income tax returns and all other material tax returns which are required to be filed by it and has paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company, except: (a) taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside adequate reserves in accordance with GAAP, applicable law and its customary business practice; or
(b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

                  7.10 Titles, etc.

                  (a) Except as set out in Schedule 7.10 or in the certificates delivered pursuant to Section 8.04(d), each of the Company and the Subsidiaries has good and defensible title to its material (individually or in the aggregate) Properties, free and clear of all Liens except Liens permitted by Section 9.02. As used in this Agreement, "good and defensible title" to Oil and Gas Properties of the Company located in federal waters of the Gulf of Mexico shall be based on the standard that a prudent Person engaged in the business of ownership, development and operation of Oil and Gas Properties located in federal waters of the Gulf of Mexico with knowledge of all of the facts and their legal bearing would be willing to accept as good and defensible title. Except as set forth in Schedule 7.10 or in the certificates delivered pursuant to Section 8.04(d), after giving full effect to the Excepted Liens and subject to permitted sales under this Agreement, the Company and its Subsidiaries own the net interests in production attributable to the Hydrocarbon Interests reflected in the most recently delivered Reserve Report in all material respects and the ownership of such Properties shall not in any material respect obligate the Company or any Subsidiary to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the most recently delivered Reserve Report. All factual information contained in the most recently delivered Reserve Report is true and correct in all material respects as of the date of such Reserve Report. Except as set forth in Schedule 7.10, after giving full effect to the Excepted Liens, as of the Closing Date NFXD owns the net interests in production attributable to the Hydrocarbon Interests reflected in the Lariat Reserve Report in all material respects and the ownership of such Properties shall not in any material respect obligate the Company or NFXD to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount in excess of the working interest of each Property set forth in the Lariat Reserve Report. All factual information contained in the Lariat Reserve Report is true and correct in all material respects as of the Closing Date.

                  (b) All leases and agreements necessary for the conduct of the respective business of the Company and its Subsidiaries are, to the best knowledge of the Company and its Subsidiaries, valid and subsisting, in full force and effect and, to the best knowledge of the Company and its Subsidiaries, there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would in the aggregate have a Material Adverse Effect.

                  (c) The rights, properties and other assets presently owned, leased or licensed by the Company and its Subsidiaries including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit the Company and its Subsidiaries to conduct their business in all reasonably material respects in the same manner as their business has been conducted prior to the Closing Date.

                  (d) All of the assets and Properties of the Company and its Subsidiaries which are reasonably necessary for the operation of their business are in good working condition and are maintained in accordance with prudent business standards.

                  7.11 No Material Misstatements. To the best of the information and belief of management of the Company after due inquiry, no written information, statement, exhibit, certificate, document or report furnished to the Agent and the Banks (or any of them) by the Company in connection with the negotiation of this Agreement, taken together as a whole, contained any material misstatement of fact or omitted to state a fact necessary to make the statements contained therein not materially misleading in the light of the circumstances in which made; provided that, with respect to projected financial information and pro forma financial statements, the Company represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time; and provided further that the Reserve Reports are based upon professional opinions, estimates and projections and the Company does not warrant that such opinion, estimates and projections will ultimately prove to be accurate. To the best of the information and belief of management of the Company after due inquiry there is no fact peculiar to the Company or any of its Subsidiaries which constitutes a Material Adverse Effect or in the future is reasonably likely to have (so far as management of the Company can now foresee) a Material Adverse Effect and which has not been set forth in this Agreement or the other documents, certificates and statements furnished to the Agent by or on behalf of the Company prior to, or on, the Closing Date in connection with the transactions contemplated hereby.

                  7.12 Investment Company Act. The Company is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                  7.13 Public Utility Holding Company Act. The Company is not a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  7.14 Subsidiaries and Partnerships. Except (i) as set forth on Schedule 7.14 and (ii) for participation agreements existing or entered into in the ordinary course of business of the Company with respect to the drilling, development or acquisition of Oil and Gas Properties with participants under arrangements which do not constitute state law partnerships, as of the Closing Date the Company has no Subsidiaries and no interest in any partnerships.

                  7.15 Location of Business and Offices. As of the Closing Date, the Company's principal place of business and chief executive offices are located at the address stated on the signature page of this Agreement.

                  7.16 Environmental Matters. Except (i) as provided in
Schedule 7.16 or (ii) as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

                  (a) Neither any Property of the Company or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

                  (b) Without limitation of clause (a) above, no Property of the Company or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Company, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

                  (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Company and each Subsidiary, including without limitation, past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Company and each Subsidiary is in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

                  (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of the Company have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Company, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

                  (e) The Company has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any Property of the Company and each Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

                  (f) To the extent applicable, all Property of the Company and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Company does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

                  (g) Neither the Company nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

                  7.17 Defaults. Neither the Company nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any material agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound which default would have a Material Adverse Effect. No Default hereunder has occurred and is continuing.

                  7.18 Compliance with the Law. Neither the Company nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

                  7.19 Insurance. Schedule 7.19 attached hereto contains an accurate and complete description of all material policies of fire, liability, workmen's compensation and other forms of insurance owned or held by the Company and each Subsidiary. All such policies are in full force and effect, all premiums with respect thereto covering all periods up to and including the date of the closing have been paid, and no notice of cancellation or termination has been received with respect to any such policy. Such policies are valid, outstanding and enforceable policies; provide adequate insurance coverage in at least such amounts and against at least such risks (but including in any event public liability) as are usually insured against in the same general area by companies engaged in the same or a similar business for the assets and operations of the Company and each Subsidiary; will remain in full force and effect through the respective dates set forth in Schedule 7.19 without the payment of additional premiums; and will not in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement. Schedule 7.19 identifies all material risks, if any, which the Company and its Subsidiaries and their respective Board of Directors or officers have designated as being self insured. Neither the Company nor any Subsidiary has been refused any insurance with respect to its assets or operations, nor has its coverage been limited below usual and customary policy limits, by an insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last three years.

                  7.20 Fiscal Periods. The fiscal year of the Company and its Consolidated Subsidiaries is the twelve-month period ending on December 31 of each year, and the fiscal quarters of the Company and its Consolidated Subsidiaries are each of the three-month periods ending on March 31, June 30, September 30 and December 31 of each year.

                  Section 8. Affirmative Covenants. The Company covenants and agrees that, so long as any of the Commitments are in effect or any Letter of Credit is outstanding and until payment in full of all Loans, reimbursement obligations under any Letter of Credit and all interest and fees due hereunder:

                  8.01 Financial Statements. The Company shall deliver, or shall cause to be delivered, to the Agent with sufficient copies of each for the
Banks:

                  (a) As soon as available and in any event within 90 days after the end of each fiscal year of the Company, the audited consolidated (and if any Special Purpose Subsidiary existed during such year, the consolidating) statements of income, stockholders' equity, and cash flows of the Company and its Consolidated Subsidiaries for such fiscal year, and the related consolidated (and if any Special Purpose Subsidiary existed at the end of such year, the consolidating) balance sheets of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Agent which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception; and in the case of the consolidating financial statements, if any, certified by a Responsible Officers as being fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Consolidated Subsidiaries.

                  (b) As soon as available and in any event within 45 days after the end of each the first three fiscal quarterly periods of each fiscal year of the Company, consolidated (and if any Special Purpose Subsidiary existed during such quarter, the consolidating) statements of income, stockholders' equity, and cash flows of the Company and its Consolidated Subsidiaries, for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated (and if any Special Purpose Subsidiary existed at the end of such period, the consolidating) balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of the Company and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end audit adjustments) and the consolidating financial statements, if any, are fairly stated in all material respects when considered in relation to the consolidated financial statements of the Company and its Consolidated Subsidiaries.

                  (c) Promptly after the Company knows that any Default or any Material Adverse Effect has occurred, a notice of such Default or Material Adverse Effect, describing the same in reasonable detail and the action the Company proposes to take with respect thereto.

                  (d) Promptly upon receipt thereof, a copy of each other report or letter submitted to the Company or any Subsidiary by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company and its Subsidiaries, and a copy of any response by the Company or any Subsidiary of the Company, or the Board of Directors of the Company or any Subsidiary of the Company, to such letter or report.

                  (e) Promptly upon their becoming available, each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and each regular or periodic report and any registration statement or prospectus and any written communication (other than transmittal letters) in respect thereof filed by the Company with or received by the Company in connection therewith from any securities exchange or the SEC.

                  (f) Promptly after the furnishing thereof, copies of any statement, report or notice furnished to any Person pursuant to the terms of any indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Banks pursuant to any other provision of this Section 8.01.

                  (g) Prompt notice of receipt by the Company or any of its Subsidiaries of any claim for taxes (except claims for ad valorem, severance or franchise taxes received in the ordinary course of business) against the Company or any Subsidiary if the amount involved is more than $500,000.

                  (h) Prompt notice of any transaction between the Company or any of its Subsidiaries and any Affiliate or employee thereof other than the payment of normal salaries, bonuses and benefits and reimbursement of expenses in the ordinary course of business and transactions permitted under Section 9.17 hereof.

                  (i) From time to time such other information regarding the business, affairs or financial condition of the Company (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Bank or the Agent may reasonably request.

                  (j) No later than the 45th day after each fiscal quarter of the Company a statement from the Company setting forth the Funded Debt to EBITDA Ratio as of the last day of the immediately preceding fiscal quarter.

The Company will furnish to the Agent, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit C hereto executed by a Responsible Officer
(i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Sections 9.12, 9.13 and 9.14 as of the end of the respective fiscal quarter or fiscal year.

                  8.02 Litigation. The Company shall promptly give to each Bank notice of all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Company or any Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect. The Company will, and will cause each of its Subsidiaries to, promptly notify the Agent and each of the Banks of any claim, judgment, Lien or other encumbrance affecting any Property of the Company or any Subsidiary if the value of the claim, judgment, Lien or other encumbrance affecting such Property shall exceed $2,000,000.

                  8.03 Maintenance, Etc.

                  (a) The Company shall and shall cause each Subsidiary to: preserve and maintain its corporate existence and all of its material rights, privileges and franchises except for such as are released, surrendered or disposed of in the ordinary course of business and by such release, surrender or disposal does not cause a Material Adverse Effect; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in accordance with GAAP; upon reasonable notice, permit representatives of the Agent or any Bank, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Bank or the Agent (as the case may be); and keep insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, environmental risk insurance to the extent reasonably available.

                  (b) Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Company will furnish or cause to be furnished to the Agent and the Banks a certificate of insurance coverage from the insurer in form and substance satisfactory to the Agent and, if requested, will make available to the Agent and the Banks copies of the applicable policies at offices of the Company.

                  (c) The Company will operate its Oil and Gas Properties or cause such Oil and Gas Properties to be operated in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements.

                  (d) The Company will and will cause each Subsidiary to, at its own expense, do or cause to be done all things reasonably necessary to preserve and keep in good repair, working order and efficiency all of its Oil and Gas Properties and other material Properties including, without limitation, all equipment, machinery and facilities, and from time to time will make all the reasonably necessary repairs, renewals and replacements so that at all times the state and condition of its Oil and Gas Properties and other material Properties will be fully preserved and maintained, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts. In a manner consistent with the prudent operator standard, the Company will and will cause each Subsidiary to promptly: (i) pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties, (ii) perform or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties, (iii) will and will cause each Subsidiary to do all other things necessary to keep unimpaired, except for Liens described in Section 9.02, its rights with respect thereto and prevent any forfeiture thereof or a default thereunder, except to the extent a portion of such Properties is no longer capable of producing Hydrocarbons in economically reasonable amounts and except for dispositions permitted by Section
         9.15 hereof.

                  8.04 Engineering Reports.

                  (a) The Company shall deliver the December 31 Reserve Report at least 60 days prior to the next following May 1 Scheduled Redetermination Date. The Company shall deliver the June 30 Reserve Report at least 60 days prior to the next following November 1 Scheduled Redetermination Date. The December 31 Reserve Report shall include (a) a report prepared by Ryder-Scott Company, Petroleum Engineers, or other certified independent engineer satisfactory to the Agent (the "Outside Report"), which covers at least 80% of the proved oil and gas reserves attributable to the Oil and Gas Properties of the Company and its Subsidiaries (other than the Special Purpose Subsidiaries), and (b) a report prepared by or under the supervision of the Chief Engineer of the Company who shall certify such report to be true and accurate and to have been prepared in accordance with the procedures used in such Outside Report (the "Company Report"), which covers the proved oil and gas reserves attributable to the Oil and Gas Properties of the Company and its Subsidiaries (other than the Special Purpose Subsidiaries) which were not covered by such Outside Report. The June 30 Report shall include a Company Report which covers the proved oil and gas reserves attributable to all of the Oil and Gas Properties of the Company and its Subsidiaries (other than the Special Purpose Subsidiaries). The Company may elect to use the December 31 Reserve Report instead of preparing the June 30 Reserve Report, in which case reserve run off with no replacement will be assumed. Further, the Company will be required to provide a review of the Oil and Gas Properties which shall include a comparison of actual and projected production volumes.

                  (b) For each unscheduled redetermination, the Company shall furnish to the Banks, a Reserve Report prepared by or under the supervision of the chief engineer of the Company who shall certify such Reserve Report to be true and accurate and to have been prepared in accordance with the procedures used in the immediately preceding December 31 Reserve Report. For any unscheduled redetermination requested by the Majority Banks pursuant to Section 2.08(d), the Company shall provide such Reserve Report as soon as possible, but in any event no later than 30 days following the receipt of the request by the Majority Banks.

                  (c) Concurrently with the delivery of each Reserve Report, the Company shall provide the Banks production reports covering in the aggregate the net production of oil and gas of the Company and its Subsidiaries (other than the Special Purpose Subsidiaries), which reports shall include quantities or volumes of production, realized product prices, operating expenses, taxes, capital expenditures and such other information as the Agent may reasonably request and covering the six month period ending on the "as of" date of the Reserve Report being delivered with such production report.

                  (d) With the delivery of each Reserve Report, the Company shall provide to the Banks, a certificate from a Responsible Officer of the Company that, to the best of his knowledge and in all material respects, (i) the factual information contained in the Reserve Report and Engineering Report is true and correct, (ii) the Company or a Subsidiary (other than the Special Purpose Subsidiaries) owns good and defensible title to the Oil and Gas Properties evaluated in such Reserve Report free of all Liens except for Excepted Liens, (iii) except as set forth on an exhibit to the certificate or in the Reserve Report, on a net basis there are no gas imbalances, take or pay or other prepayments with respect to the Oil and Gas Properties evaluated in such Reserve Report which would require the Company or any Subsidiary (other than the Special Purpose Subsidiaries) to deliver Hydrocarbons produced from such Oil and Gas Properties at some future time without then or thereafter receiving full payment therefor, (iv) no Oil and Gas Properties have been sold since the date of the last Borrowing Base determination except as consented to in writing by the Majority Banks or as permitted by the terms of this Agreement, and (v) attached to the certificate are statements of the Company's and each Subsidiary's (other than the Special Purpose Subsidiaries) outstanding Swap Contracts, which statements shall include for each such Swap Contract (A) the termination date, (B) the notional amounts or volumes and the periods covered by such volumes; and (C) the price to be paid or the basis for calculating the price to be paid by the Company and the other Person under each Swap Contract for each of the future periods covered by each Swap Contract.

                  8.05 Further Assurances. The Company will cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the other Loan Documents. The Company at its expense will promptly execute and deliver to the Agent upon request all such other and further documents, agreements and instruments in compliance with or accomplishment of the covenants and agreements of the Company in the Loan Documents.

                  8.06 Performance of Obligations. The Company will pay the Notes according to the reading, tenor and effect thereof; and the Company will do and perform every act and discharge all of the obligations provided to be performed and discharged by the Company under the Loan Documents at the time or times and in the manner specified.

                  8.07 ERISA Information and Compliance. The Company will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Agent with sufficient copies for each of the Banks (i) promptly after the filing thereof with the United States Secretary of Labor, the Internal Revenue Service or the PBGC, copies of each annual and other report with respect to each Plan or any trust created thereunder, (ii) immediately upon becoming aware of the occurrence of any ERISA Event or of any "prohibited transaction," as described in section 406 of ERISA or in section 4975 of the Code, in connection with any Plan or any trust created thereunder, a written notice signed by a Responsible Officer specifying the nature thereof, what action the Company, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, and (iii) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Plan. With respect to each Plan (other than a Multiemployer Plan), the Company will, and will cause each Subsidiary and ERISA Affiliate to, (i) satisfy in full and in a timely manner, without incurring any late payment or underpayment charge or penalty and without giving rise to any lien, all of the contribution and funding requirements of section 412 of the Code (determined without regard to subsections (d), (e), (f) and (k) thereof) and of section 302 of ERISA (determined without regard to sections 303, 304 and 306 of ERISA), and (ii) pay, or cause to be paid, to the PBGC in a timely manner, without incurring any late payment or underpayment charge or penalty, all premiums required pursuant to sections 4006 and 4007 of ERISA.

                  8.08 Environmental Matters.

                  (a) The Company will and will cause each Subsidiary to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Company and its Subsidiaries and the operations conducted thereon are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes, or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

                  (b) The Company will promptly notify the Bank in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Company has knowledge in connection with any Environmental Laws, excluding routine testing and corrective action.

                  (c) The Company will and will cause each Subsidiary to provide environmental audits and tests in accordance with ASTM standards as reasonably requested by any Bank or as otherwise required to be obtained by any Bank by any Governmental Authority in connection with any future acquisitions of Oil and Gas Properties or other material Properties.

                  8.09 Guarantees. If a Subsidiary guarantees any Debt of the Company, it will cause the Indebtedness to be equally and ratably guaranteed by such Subsidiary.

                  Section 9. Negative Covenants. The Company covenants and agrees that, so long as any of the Commitments are in effect or any Letter of Credit is outstanding and until payment in full of all Loans, reimbursement obligations under any Letter of Credit and all interest and fees due hereunder:

                  9.01 Debt. Neither the Company nor any Subsidiary will incur, create, assume or suffer to exist any Debt, except:

                  (a) the Notes or other Indebtedness;

                  (b) Debt of the Company existing on the Closing Date which is reflected in the Financial Statements or is disclosed in Schedule 9.01(b) (but excluding under the Prior Credit Agreement), and any renewals or extensions (but not increases) thereof;

                  (c) accounts payable (for the deferred purchase price of Property or services) from time to time incurred in the ordinary course of business which, if greater than 120 days past the invoice or billing date, are being contested in good faith by appropriate proceedings if reserves adequate under GAAP shall have been established therefor;

                  (d) the Senior Unsecured Notes; provided that for any such Debt issued after the Closing Date (i) the maturity of such Debt must be no earlier than January 23, 2008, shall provide for no unscheduled mandatory payments or prepayments of principal before such date (other than upon acceleration following default under the related indenture) and shall provide for no scheduled payments or prepayments of principal before such date, (ii) no Default shall exist and be continuing on the date of such issuance, and (iii) taking into account the use (contemporaneously with such issuance) of proceeds from such issuance, the Borrowing Base, adjusted for such issuance, must equal or exceed the aggregate outstanding principal amount of the Loans plus the LC Exposure;

                  (e) Debt associated with bonds or surety obligations required by Governmental Requirements in connection with the operation of the Oil and Gas Properties of the Company and its Subsidiaries; and

                  (f) obligations to establish or pay into escrow accounts or other reserves amounts necessary to cover costs of abandonment of oil and gas wells and/or drilling sites.

                  (g) Swap Contracts; provided, however, that (i) such Swap Contracts related to oil production shall not, either individually or in the aggregate, cover more than seventy-five percent (75%) of the Company's and its Subsidiaries' estimates for the production of oil for each individual period covered by the Swap Contracts, (ii) such Swap Contracts related to natural gas production shall, not either individually or in the aggregate, cover, more than seventy-five percent (75%) of the Company's and its Subsidiaries' estimates for the production of natural gas for each individual period covered by the Swap Contracts, (iii) each counterparty to a Swap Contract shall have senior unsecured long-term debt rated BBB or higher by S&P or Baa2 or higher by Moody's at the commencement of such Swap Contract, and (iv) no Swap Contract shall be secured by any Lien;

                  (h) Debt incurred by Special Purpose Subsidiaries and the Subsidiaries listed on Schedule 9.01(h), if and only if, such Debt is evidenced by a document or instrument containing language, in form and substance satisfactory to the Agent, by which the lender or lenders acknowledge that the Debt advanced by them to the Special Purpose Subsidiary and the Subsidiaries listed on Schedule 9.01(h) to be non-recourse to the Company and all other Subsidiaries;

                  (i) obligations arising under arrangements or agreements designed to protect the Company or a Subsidiary entered into the ordinary course of business to reduce the Company's or a Subsidiary's exposure to fluctuations in interest rates;

                  (j) Without limitation of any other part of Section 9.01, Debt of the Company created, incurred or assumed after the Closing Date; provided that the aggregate outstanding principal amount of such Debt shall not at any one time exceed $40,000,000;

                  (k) Debt (as defined in clause (h) under the definition of Debt) created by the KCS Production Payments as defined in Section
         1.04 of the Purchase and Sale Agreement between Hall-Houston Oil Company and Newfield Exploration Company dated August 11, 1998 covering the Property described on Schedule 9.01(k);

                  (l) The QUIPS Debentures, the QUIPS and the QUIPS Guaranty;
         and

                  (m) Subordinated Debt of the Company; provided that for any such Debt issued after the Closing Date (i) the maturity of such Debt must be no earlier than January 23, 2008, shall provide for no unscheduled mandatory payments or prepayments of principal before such date (other than upon acceleration following default under the related indenture) and shall provide for no scheduled payments or prepayments of principal before such date, (ii) no Default shall exist and be continuing on the date of such issuance, (iii) at the option of the Company, (x) the Company shall have provided to the Banks information about such Debt so that the Required Banks shall have been able to redetermine before such issuance the Borrowing Base (giving effect to such issuance) in accordance with Section 2.08 or (y) the Borrowing Base shall be reduced by the amount of such Debt issued, and (iv) taking into account the use (contemporaneously with such issuance) of proceeds from such issuance, the Borrowing Base, adjusted for such issuance, must equal or exceed the aggregate outstanding principal amount of the Loans plus the LC Exposure.

                  9.02 Liens. Neither the Company nor any Subsidiary will create, incur, assume or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

                  (a) Excepted Liens;

                  (b) Liens securing permitted capitalized leases, but only on the Property under lease;

                  (c) Liens on cash or securities securing the Debt described in
         Section 9.01(f); and

                  (d) Liens on Property of a Special Purpose Subsidiary or a Subsidiary listed on Schedule 9.01(h) securing the Debt of such Subsidiary described in Section 9.01(h).

                  (e) Liens arising pursuant to the production payments permitted by Section 9.01(k) and related mortgages and security agreements covering the same Property covered by such production payments.

Notwithstanding the foregoing exceptions, in no event will any Lien exist on any stock of NFXD, any other equity interests of NFXD, or any warrant, option or right to acquire any such stock or equity interests.

                  9.03 Investments, Loans and Advances. Neither the Company nor any Subsidiary will make or permit to remain outstanding any loans or advances to or investments in any Person, except that the foregoing restriction shall not apply to:

                  (a) investments, loans or advances reflected in the Financial Statements or which are disclosed to the Banks in Schedule 9.03;

                  (b) investments in additional Oil and Gas Properties and gas gathering systems related thereto;

                  (c) accounts receivable arising out of the sale of Hydrocarbons, other assets or services in the ordinary course of business;

                  (d) direct obligations of the United States or any agency thereof, or obligations guaranteed by the United States or any agency thereof, in each case maturing within one year from the date of creation thereof;

                  (e) commercial paper maturing within one year from the date of creation thereof rated A2 or higher by S&P or P2 or higher by Moody's;

                  (f) deposits maturing within one year from the date of creation thereof with, including certificates of deposit issued by, any Bank or any office located in the United States of any other bank or trust company which is organized under the laws of the United States or any state thereof and has capital, surplus and undivided profits aggregating at least $100,000,000.00 (as of the date of such Bank's or bank or trust company's most recent financial reports) and has a short term deposit rating of no lower than A2 or P2, as such rating is set forth from time to time by S&P or Moody's, respectively;

                  (g) advances to operators under operating agreements entered into by the Company or any Subsidiary in the ordinary course of business;

                  (h) repurchase agreements of any commercial banks in the United States and Canada, if the commercial paper of such bank or of the bank holding company of which such bank is a wholly-owned subsidiary is rated in the highest rating categories of S&P, Moody's or any other rating agency satisfactory to the Majority Banks, that are fully secured by securities described in Section 9.03(d);

                  (i) eurodollar investments maturing within one (1) year with financial institutions meeting the qualifications established in
         Section 9.03(f);

                  (j) investments, loans or advances in the aggregate not to exceed $40,000,000 in Special Purpose Subsidiaries outstanding at any one time, including any investments, loans or advances outstanding in a Subsidiary when such Subsidiary is designated as a Special Purpose Subsidiary (for purposes of this Section 9.03(j) and Section 9.03(k), the amount of any investment, loan or advance shall be the original amount thereof plus all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, less (x) in the case of any loan or advance, any repayment of the principal thereof and (y) in the case of any equity investment, any return of such equity investment to the Person that made such equity investment (such as by dividend, distribution or repurchase of such equity investment));

                  (k) investments, loans or advances in the aggregate outstanding at any one time not to exceed 7.5% of the consolidated assets of the Company in Subsidiaries that are not Special Purpose Subsidiaries and are not Subsidiaries described in Section 9.03(l) (for purposes of Section 9.03(j) and this Section 9.03(k), the amount of any investment, loan or advance shall be the original amount thereof plus all additions thereto, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect thereto, less (x) in the case of any loan or advance, any repayment of the principal thereof and (y) in the case of any equity investment, any return of such equity investment to the Person that made such equity investment (such as by dividend, distribution or repurchase of such equity investment));

                  (l) investments, loans or advances by the Company or any of its Subsidiaries in or to the Subsidiaries listed on Schedule 9.01(h) for investment by such Person in either direct interests in Oil and Gas Properties or in Persons owning, as its principle assets, Oil and Gas Properties;

                  (m) investments in loan participations purchased from a bank with which deposits may be made under Section 9.03(f), provided that the remaining term of any such participation at the time such participation is bought must be 90 days or less and that the borrower obligated to pay such loan must then have a credit rating of A2 or higher from S&P or of P2 or higher from Moody's on such borrower's short term obligations;

                  (n) remarketed certificates of participation sold in private placements, representing undivided interests in the assets of a trust or similar entity owning debt instruments, provided that such certificates of participation have received a credit rating of A2 or higher from S&P or of P2 or higher from Moody's and are payable in full within 90 days after purchase;

                  (o) money market funds which can be liquidated on a daily basis, provided that at the time in question such money market funds have been specifically approved by the Agent and such approval has not been withdrawn;

                  (p) asset backed securities with an average life of 24 months or less and rated in one of the top two rating categories of Moody's or S&P;

                  (q) corporate notes or bonds rated A3 or better by Moody's or A- or better by S&P maturing within one year;

                  (r) at such time when no Loans and LC Exposure are outstanding, the investments permitted by Sections 9.03(d), (e), (f),
         (i), (n) or (o) may have maturities of two years or less; and

                  (s) other investments approved in writing by the Majority
         Banks.

                  9.04 Dividends, Distributions and Redemptions. The Company will not (i) declare or pay any dividend, (ii) purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding or any warrant, option or other right to acquire any such stock, (iii) return any capital to its stockholders, (iv) make any distribution of its assets to its stockholders, or (v) permit any Subsidiary to purchase, redeem or otherwise acquire any stock of the Company now or hereafter outstanding or any warrant, option or other right to acquire any such stock, except that the Company may (a) declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock and (b) declare and pay dividends on and redeem or repurchase its common and preferred stock or redeem or repurchase its QUIPS debentures and QUIPS; provided that for clause (b), (1) the dollar amount of the dividends and redemption or repurchases in any four quarters does not exceed in the aggregate 25% of consolidated net income of the Company and its Consolidated Subsidiaries (other than Special Purpose Subsidiaries) for such four quarter period, and (2) no Default has occurred and is continuing and such payment shall not cause a Default. Payment of interest on the QUIPS Debentures and payment of distributions on the QUIPS shall not be subject to the terms of this Section 9.04. Withholding of shares of its common stock for withholding tax obligations in connection with issuance of common stock to its employees shall not be subject to the terms of this Section 9.04.

                  9.05 [reserved]

                  9.06 Nature of Business. Neither the Company nor any Subsidiary will allow any material change to be made in the character of its business as an independent, oil and gas exploration and production company.

                  9.07 Limitation on Sale Leaseback Transactions. Neither the Company nor any Subsidiary will enter into or suffer to exist any Sale Leaseback Transaction unless the aggregate of all Attributable Obligations for all Sale Leaseback Transactions would not exceed $25,000,000 at any time.

                  9.08 Mergers, Etc. Neither the Company nor any Subsidiary (excluding Special Purpose Subsidiaries) will (a) merge into or with or consolidate with any other Person unless, in the case of the Company, it is the surviving Person and in the case of a Subsidiary, it, the Company or another Subsidiary is the surviving Person or the surviving Person is a directly or indirectly 100% owned Subsidiary of the Company and, in each case, no Default exists immediately before or after giving effect to such merger or consolidation, or (b) sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets that are not Oil and Gas Properties to any other Person.

                  9.09 Proceeds of Notes. The Company will not permit the proceeds of the Notes to be used for any purpose other than those permitted by
Section 7.07.

                  9.10 ERISA Compliance. The Company will not at any time:

                  (a) Engage in, or permit any Subsidiary or ERISA Affiliate to engage in, any transaction in connection with which the Company, any Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to section 502(c), (i) or (l) of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

                  (b) Terminate, or permit any Subsidiary or ERISA Affiliate to terminate, any Plan in a manner, or take any other action with respect to any Plan, which could result in any liability to the Company, any Subsidiary or any ERISA Affiliate to the PBGC;

                  (c) Fail to make, or permit any Subsidiary or ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Company, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

                  (d) Permit to exist, or allow any Subsidiary or ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of Section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Plan;

                  (e) Permit, or allow any Subsidiary or ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Plan maintained by the Company, any Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

                  (f) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any Multiemployer Plan;

                  (g) Acquire, or permit any Subsidiary or ERISA Affiliate to acquire, an interest in any Person that causes such Person to become an ERISA Affiliate with respect to the Company, any Subsidiary or any ERISA Affiliate if such Person sponsors, maintains or contributes to, or at any time in the six-year period preceding such acquisition has sponsored, maintained, or contributed to, (1) any Multiemployer Plan, or (2) any other Plan that is subject to Title IV of ERISA under which the actuarial present value of the benefit liabilities under such Plan exceeds the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Plan allocable to such benefit liabilities;

                  (h) Incur, or permit any Subsidiary or ERISA Affiliate to incur, a liability to or on account of a Plan under sections 515, 4062, 4063, 4064, 4201 or 4204 of ERISA;

                  (i) Contribute to or assume an obligation to contribute to, or permit any Subsidiary or ERISA Affiliate to contribute to or assume an obligation to contribute to, any employee welfare benefit plan, as defined in section 3(1) of ERISA, including, without limitation, any such plan maintained to provide benefits to former employees of such entities, that may not be terminated by such entities in their sole discretion at any time without any material liability; or

                  (j) Amend or permit any Subsidiary or ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Company, any Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code.

                  9.11 Sale or Discount of Receivables. Neither the Company nor any Subsidiary will discount or sell (with or without recourse) any of its notes receivable or accounts receivable unless the Company determines in its reasonable judgment that such course of action is the only means of collection with respect to any such note receivable or account receivable and provided that it does not constitute a material portion of the Company's notes receivable or accounts receivable outstanding at such time.

                  9.12 Working Capital Ratio. The Company, together with all Consolidated Subsidiaries (except for Special Purpose Subsidiaries) on a consolidated basis, will not allow its Working Capital Ratio to fall below at any time 1.1 to 1.0. For the purposes of this section, Working Capital Ratio shall mean the ratio of (i) current assets as determined in accordance with GAAP plus unused availability under the Aggregate Commitments to (ii) current liabilities as determined in accordance with GAAP less (to the extent included in such current liabilities) current portions of the Indebtedness.

                  9.13 Funded Debt to EBITDA Ratio. The Company will not allow the Funded Debt to EBITDA Ratio to exceed 3.0 to 1.0 at any time.

                  9.14 Net Worth. The Company will not permit its Adjusted Consolidated Net Worth at any time to be less than $450,000,000 plus 25% of the positive consolidated net income of the Company and its Consolidated Subsidiaries (other than Special Purpose Subsidiaries) for each fiscal quarter of the Company commencing with the quarter beginning January 1, 2001; provided that in determining consolidated net income, there shall be disregarded the after-tax effects of non-cash gains, losses or adjustments under FASB Statement No. 133.

                  9.15 Sale of Oil and Gas Properties. Except for Hydrocarbons sold in the ordinary course of business as and when produced, the Company and its Subsidiaries (excluding Special Purpose Subsidiaries) will not sell, assign, transfer, farm-out or convey, directly or indirectly, by way of merger or sale of equity securities in a Subsidiary or otherwise, ("Transfer") any interest in any of its Oil and Gas Properties in any calendar year in excess of $40,000,000 in the aggregate as such value is determined by the most recent December 31 Reserve Report (and when applicable before a new December 31 Reserve

Report is delivered after the Closing Date, the Lariat Reserve Report) using a 10% discount rate and giving effect to production prior to the effective date of the Transfer, without the prior written consent of Required Banks, which consent will not be unreasonably withheld.

                  9.16 Environmental Matters. Neither the Company nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violation or remedial obligations would have a Material Adverse Effect.

                  9.17 Transactions with Affiliates. Neither the Company nor any Subsidiary will enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transactions are otherwise permitted under this Agreement, are in the ordinary course of the Company's or such Subsidiary's, as the case may be, business, and are upon terms no less favorable to the Company or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

                  9.18 Subsidiaries and Partnerships. Neither the Company nor any Subsidiary shall create or acquire any Subsidiary unless (i) the Company shall give the Agent prompt notice of the creation of such Subsidiary and (ii) the Company is in compliance with Section 9.03.

                  9.19 Hydrocarbon Sales Contract. Neither the Company nor any Subsidiary (excluding Special Purpose Subsidiaries) will enter into any contract for the sale of Hydrocarbons produced from any of its Oil and Gas Properties in which the Company or such Subsidiary warrants quantities of Hydrocarbons to be delivered thereunder.

                  9.20 Negative Pledge Agreements. Neither the Company nor any Subsidiary (excluding Special Purpose Subsidiaries) will create, incur, assume or suffer to exist any contract, agreement or understanding (other than this Agreement) which in any way prohibits or restrict the granting, conveying, creation or imposition of any Lien on any Property of the Company or of any Subsidiary or restricts any Subsidiary from paying dividends to the Company or which requires the consent of or notice to other Persons in connection therewith, except for the documents creating the Liens permitted by Section 9.02(f), but such restrictions shall apply only to the Properties covered by the Liens and except for the documents evidencing the Senior Unsecured Notes.

                  9.21 Senior Unsecured Notes. The Company will not modify or amend the terms of the Indenture, any Senior Unsecured Note or any related indentures or other document without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the time for payment on any Senior Unsecured Note, increase the principal amount of the Senior Unsecured Notes above $325,000,000, increase the rate of interest on any Senior Unsecured Note or change the method of calculating interest so as to effectively increase the rate of interest on any Senior Unsecured Note, change any of the provisions of the covenants and events of default and any of the definitions used in or relating thereto, or any other provisions which would detrimentally affect the rights of the Banks.

                  9.22 QUIPS. The Company and its Subsidiaries will not modify or amend the terms of the indenture under which the QUIPS Debentures are issued and any related documents without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the maturity to less than August 13, 2009 on any QUIPS Debenture, increase the aggregate principal amount of the QUIPS Debentures above $149,000,000, increase the rate of interest on any QUIPS Debenture or change the method of calculating interest so as to effectively increase the rate of interest on any QUIPS

Debenture, change any of the provisions of subordination, the covenants and events of default and any of the definitions used in or relating thereto, or any other provisions which would detrimentally affect the rights of the Banks. The Company and its Subsidiaries will not modify or amend the terms of the QUIPS or the QUIPS Trust and any related documents, including without limitation, the QUIPS Guaranty, without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the maturity to less than August 13, 2009 on any QUIPS, issue additional QUIPS above $144,000,000 in the aggregate for the liquidation preference amount for all QUIPS outstanding, increase the distribution rate on any QUIPS or change the method of calculating the distribution rate so as to effectively increase the distribution rate on any QUIPS, change any of the provisions of subordination, the covenants and events of default and any of the definitions used in or relating thereto, or any other provisions which would detrimentally affect the rights of the Banks.

                  9.23 Subordinated Debt. The Company will not modify or amend the terms of the Subordinated Debt or any related indentures or other document without the consent of the Majority Banks, if the effect of such modification or amendment would be to shorten the time for payment on any Subordinated Debt, increase the rate of interest on any Subordinated Debt or change the method of calculating interest so as to effectively increase the rate of interest on any Subordinated Debt, change any of the provisions of the covenants, subordination provisions and events of default and any of the definitions used in or relating thereto, or any other provisions which would detrimentally affect the rights of the Banks.

                  9.24 Fiscal Periods. The Company will not change, or permit any of its Consolidated Subsidiaries to change, its fiscal year from the calendar year.

                  9.25 NFXD. The Company will not permit any Person other than the Company to own at any time any stock of NFXD, any other equity interest of NFXD, or any warrant, option or right to acquire any such stock, equity interest.

                  Section 10. Events of Default; Remedies.

                  10.01 Events of Default. Each of the following events shall constitute an "Event of Default":

                  (a) The Company shall (i) default in the payment or prepayment when due of any principal of or interest on any Loan, or any reimbursement obligation for a disbursement made under any Letter of Credit or (ii) shall default in the payment when due of any fees or other amount payable by it hereunder or under any other Loan Document and such default under this clause (ii) shall continued unremedied for a period of three (3) Business Days; or

                  (b) The Company shall default in the payment when due of any principal of or interest on any of its other Debt in an amount in excess of $2,500,000 or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Debt shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

                  (c) Any representation, warranty or certification made or deemed made herein or in any other Loan Document by the Company, or any certificate furnished to any Bank or the Agent pursuant to the provisions hereof or any other Loan Document, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (d) (i) The Company shall default in the performance of any of its obligations under Section 9 or any other Section of this Agreement other than under Section 8; or (ii) the Company shall default in the performance of any of its obligations under Section 8 or any Loan Document (other than payment of amounts due which shall be governed by Section 10.01(a) and matters governed by clause (i) of this Section 10.01(d)) and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) notice thereof to the Company by the Agent or any Bank (through the Agent) or (ii) the Company otherwise becoming aware of such default; or

                  (e) The Company shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) The Company shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief in respect of the Company under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 days; or an order for relief against the Company shall be entered in an involuntary case under the Federal Bankruptcy Code; or

                  (h) A judgment or judgments for the payment of money in excess of $1,000,000 (net of insured amounts) in the aggregate shall be rendered by a court or courts against the Company and the same shall not be discharged (or provision shall not be made for such discharge) or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the Company shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) Any Subsidiary (excluding Special Purpose Subsidiaries) takes, suffers or permits to exist as to such Subsidiary any of the events or conditions referred to in Sections 10(b), (e), (f), (g) or
         (h); or

                  (j) If any Letter of Credit becomes the subject matter of any order, judgment, injunction or any other such determination, or if the Company or any other Person shall petition or apply for or obtain any order restricting payment by the Agent under any Letter of Credit or extending the Banks' liability under any Letter of Credit beyond the expiration date stated therein or otherwise agreed to by the Agent; or

                  (k) Any Loan Document shall be illegal or unenforceable in any material respect; or

                  (l) Any Change of Control shall occur.

                  10.02 Remedies.

                  (a) In the case of an Event of Default other than one referred to in clauses (e), (f) or (g) of Section 10.01 or in clause
         (i) to the extent it relates to clauses (e), (f) or (g), the Agent may and, upon request of the Majority Banks, shall, by notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on the Loans and all other amounts payable by the Company hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.07(b) hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company.

                  (b) In the case of the occurrence of an Event of Default referred to in clauses (e), (f) or (g) of Section 10.01 or in clause
         (i) to the extent it relates to clauses (e), (f) or (g), the Commitments shall be automatically cancelled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes (including without limitation the payment of cash collateral to secure the LC Exposure as provided in Section 2.07(b) hereof) shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company.

                  (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the other Loan Documents; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; fifth to serve as cash collateral to be held by the Agent to secure the LC Exposure; and any excess shall be paid to the Company or as otherwise required by any Governmental Requirement.

                  Section 11. The Agent.

                  11.01 Appointment, Powers and Immunities. Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder with such powers as are specifically delegated to the Agent by the terms of this Agreement and the Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its and its Affiliates' respective officers, directors, employees, attorneys, accountants, experts and agents): (a) shall have no duties or responsibilities except those expressly set forth in the Loan Documents, and shall not by reason of the Loan Documents be a trustee or fiduciary for any Bank; (b) makes no representation or warranty to any Bank and shall not be responsible to the Banks for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Company or any other Person (other than the Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Company, its Subsidiaries or any other obligor; (c) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or wilful misconduct. The Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Agent.

                  11.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent.

                  11.03 Defaults. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of fees or failure to reimburse for Letter of Credit drawings) unless the Agent has received notice from a Bank or the Company specifying such Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks.

                  11.04 Rights as a Bank. With respect to its Commitments and the Loans made by it and its participation in the issuance of Letters of Credit, The Chase Manhattan Bank (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. The Chase Manhattan Bank (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (and any of its Affiliates) as if it were not acting as the Agent, and The Chase Manhattan Bank and its Affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

                  11.05 INDEMNIFICATION. THE BANKS AGREE TO INDEMNIFY THE AGENT RATABLY IN ACCORDANCE WITH THEIR PERCENTAGE SHARES FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 12.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED BY THE COMPANY UNDER SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE COMPANY UNDER SAID SECTION 12.03 AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF: (A) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER OR (B) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS

SECTION 11.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF THE AGENT, PROVIDED THAT NO BANK SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE AGENT.

                  11.06 Non-Reliance on Agent and other Banks. Each Bank acknowledges and agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agent shall not be required to keep itself informed as to the performance or observance by the Company of the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its Affiliates) which may come into the possession of the Agent or any of its Affiliates. In this regard, each Bank acknowledges Bracewell & Patterson, L.L.P. is acting in this transaction as special counsel to the Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document. Each Bank will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

                  11.07 Action by Agent. Except for action or other matters expressly required of the Agent hereunder the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Banks specifying the action to be taken and (ii) be indemnified to its satisfaction by the Banks against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action. The instructions of the Majority Banks and any action taken or failure to act pursuant thereto by the Agent shall be binding on all of the Banks. If a Default has occurred and is continuing, the Agent shall take such action with respect to such Default as shall be directed by the Majority Banks in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Banks. In no event, however, shall the Agent be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement and the other Loan Documents or applicable law.

                  11.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Company and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent. Upon the acceptance of such appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 11 and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                  Section 12. Miscellaneous.

                  12.01 Waiver. No failure on the part of the Agent or any Bank to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement, any Note or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement, any Note or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, telegraph, cable, courier or U.S. Mail or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the other Loan Documents; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid.

                  12.03 Payment of Expenses, Indemnities, etc.

                  (a) The Company agrees, whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Agent in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agent and the Banks with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, this Agreement, the Notes and the other Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Agent, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel for the Agent and in the case of enforcement for any of the Banks); and promptly reimburse the Agent for all amounts expended, advanced or incurred by the Agent or the Banks to satisfy any obligation of the Company under this Agreement or any Loan Document.

                  (b) THE COMPANY AGREES TO INDEMNIFY THE AGENT AND EACH BANK AND EACH OF THEIR AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (i) ANY ACTUAL OR PROPOSED USE BY THE COMPANY OF THE PROCEEDS OF ANY OF THE LOANS, (ii) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (iii) THE OPERATIONS OF THE BUSINESS OF THE COMPANY AND ITS SUBSIDIARIES,
         (iv) THE FAILURE OF THE COMPANY OR ANY SUBSIDIARY TO

         COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY GOVERNMENTAL REQUIREMENT, (v) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE COMPANY SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, (vi) THE ISSUANCE, EXECUTION AND DELIVERY OR TRANSFER OF OR PAYMENT OR FAILURE TO PAY UNDER ANY LETTER OF CREDIT, (vii) THE PAYMENT OF A DRAWING UNDER ANY LETTER OF CREDIT NOTWITHSTANDING THE NON-COMPLIANCE, NON-DELIVERY OR OTHER IMPROPER PRESENTATION OF THE MANUALLY EXECUTED DRAFT(S) AND CERTIFICATION(S), (viii) ANY ASSERTION THAT THE BANKS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE LOAN DOCUMENTS, OR (ix) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE BANKS OR ANY BANK AND THE AGENT OR A BANK'S SHAREHOLDERS AGAINST THE AGENT OR BANK OR BY REASON OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT ON THE PART OF THE INDEMNIFIED PARTY.

                  (c) THE COMPANY AGREES TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME THE INDEMNIFIED PARTIES FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (i) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (ii) AS A RESULT OF THE BREACH OR NON-COMPLIANCE BY THE COMPANY OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY, (iii) DUE TO PAST OWNERSHIP BY THE COMPANY OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (iv) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE COMPANY OR ANY SUBSIDIARY, OR (v) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH ANY OF THE LOAN DOCUMENTS, PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.03 (c) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF THE AGENT OR ANY BANK DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

                  (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this
         Section 12.03.

                  (e) In the case of any indemnification hereunder, the Agent or any Bank, as appropriate, shall give notice to the Company of any such claim or demand being made against the Indemnified Party and the Company shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Company provides a defense, the Indemnified Party shall bear its own cost of defense unless there is a conflict between the Company and such Indemnified Party.

                  (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE SOLE OR CONCURRENT NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

                  (g) The Company's obligations under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

                  (h) The Company shall pay any amounts due under this Section
         12.03 within thirty (30) days of the receipt by the Company of notice of the amount due.

                  12.04 Amendments, Etc. Any provision of this Agreement or any other Loan Document, may be amended, modified or waived with the Company's and the Majority Banks' prior written consent; provided that (a) no amendment, modification or waiver which extends the Maturity Date, the maturity of the Loans, increases the Aggregate Maximum Credit Amounts above $500,000,000, releases all or substantially all of the collateral, reduces the interest rate or fees applicable to the Loans or the fees payable to the Banks generally, affects Sections 2.03(a), this Section 12.04 or Section 12.06(a), modifies the definition of "Majority Banks" or "Required Banks" shall be effective without consent of all Banks; (b) no amendment, modification or waiver which changes the Calculated Borrowing Base, affects Section 9.15, or modifies the definition of "Borrowing Base" shall be effective without the consent of the Required Banks, (c) no amendment, modification or waiver which increases the Maximum Credit Amount of any Bank shall be effective without the consent of such Bank; and (d) no amendment, modification or waiver which modifies the rights, duties or obligations of the Agent shall be effective without the consent of the Agent.

                  12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.06 Assignments and Participations.

                  (a) The Company may not assign its rights or obligations hereunder or under the Notes or any Letters of Credit without the prior consent of all of the Banks and the Agent.

                  (b) Any Bank may, upon the written consent of the Agent and the Company (which consent will not be unreasonably withheld), assign to one or more assignees all or a portion of its rights and obligations under this Agreement pursuant to an Assignment Agreement substantially in the form of Exhibit D (an "Assignment") provided, however, that (i) any such assignment shall be in the amount of at least $10,000,000 or such lesser amount to which the Company and the Agent have consented and (ii) the assignee shall pay to the Agent a processing and recordation fee of $2,500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Agent of the Assignment and the consent of the Agent. Promptly after receipt of an executed Assignment, the Agent shall send to the Company a copy of such executed Assignment. Upon receipt of such executed Assignment, the Company, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this Section 12.06(b), the assignee will become a "Bank," if not already a "Bank," for all purposes of this Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Bank no longer holds any rights or obligations under this Agreement, such assigning Bank shall cease to be a "Bank" hereunder except that its rights under Sections 4.06, 5.01, 5.05 and 12.03 shall not be affected). The Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section 12.06(b), a new Annex I giving effect to all such assignments effected during such month, and will promptly provide the same to the Company and each of the Banks.

                  (c) Each Bank may transfer, grant or assign participations in all or any part of such Bank's interests hereunder pursuant to this
         Section 12.06(c) to any Person, provided that: (i) such Bank shall remain a "Bank" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Bank" hereunder; and
         (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents, except to the extent such amendment or waiver would (x) extend the Maturity Date, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans or Letters of Credit in which such participant is participating, or postpone the payment of any thereof, or (z) release all or substantially all of the collateral (except as provided in the Loan Documents) supporting any of the Commitments or Loans or Letters of Credit in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the Loan Documents (the participant's rights against the granting Bank in respect of such participation to be those set forth in the agreement with such Bank creating such participation), and all amounts payable by the Company hereunder shall be determined as if such Bank had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Section 5 on the same basis as if it were a Bank and be indemnified under Section 12.03 as if it were a Bank. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

                  (d) The Banks may furnish any information concerning the Company in the possession of the Banks from time to time to assignees and participants (including prospective assignees and participants); provided that, such Persons agree to be bound by the provisions of
         Section 12.15 hereof.

                  (e) Notwithstanding anything in this Section 12.06 to the contrary, any Bank may assign and pledge all or any of its Notes to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Bank from its obligations hereunder.

                  (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Bank or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

                  12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the any other Loan Document.
                  12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  12.09 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a Subsection or Section shall be deemed to refer to the applicable Section or Subsection of this Agreement unless otherwise stated herein. Any reference herein to an annex, exhibit or schedule shall be deemed to refer to the applicable annex, exhibit or schedule attached hereto unless otherwise stated herein. The term "including" shall mean "including, without limitation,", the term "include" shall mean "include, without limitation," and the term "includes" shall mean "includes, without limitation,".

                  12.10 Survival. The obligations of the parties under Sections 5, 12.03, and 12.15 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Agent's and the Banks' Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Company shall take such action as may be reasonably requested by the Agent and the Banks to effect such reinstatement.

                  12.11 Captions. Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  12.12 NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE NOTES REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT

BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

                  12.13 GOVERNING LAW; SUBMISSION TO JURISDICTION.

                  (a) THIS AGREEMENT AND THE NOTES (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF AND THEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE THE AGENT OR ANY BANK FROM OBTAINING JURISDICTION OVER THE COMPANY IN ANY COURT OTHERWISE HAVING JURISDICTION.

                  (c) THE COMPANY HEREBY IRREVOCABLY DESIGNATES PRENTICE-HALL CORPORATION SYSTEMS, INC. LOCATED AT 15 COLUMBUS CIRCLE, NEW YORK, NEW YORK 10023-7773, AS THE DESIGNEE, APPOINTEE AND AGENT OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT AND THE NOTES. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY OVERNIGHT COURIER TO THE COMPANY AT ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS SAID ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING.

                  (d) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE AGENT OR ANY BANK OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  (e) EACH OF THE COMPANY AND EACH BANK HEREBY (A) IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT

         PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (B) IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (C) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                  12.14 Interest. It is the intention of the parties hereto that each Bank shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Bank under laws applicable to it (including the laws of the United States of America and the State of New York or any other jurisdiction whose laws may be mandatorily applicable to such Bank notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in the Notes, this Agreement or in any other Loan Document or agreement entered into in connection with or as security for the Notes, it is agreed as follows:
(i) the aggregate of all consideration which constitutes interest under law applicable to any Bank that is contracted for, taken, reserved, charged or received by such Bank under the Notes, this Agreement or under any of the other aforesaid Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Bank on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Bank to the Company); and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Bank may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically by such Bank as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Bank on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Bank to the Company). All sums paid or agreed to be paid to any Bank for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Bank, be amortized, prorated, allocated and spread in equal parts throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Bank on any date shall be computed at the Highest Lawful Rate applicable to such Bank pursuant to this
Section 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Bank would be less than the amount of interest payable to such Bank computed at the Highest Lawful Rate applicable to such Bank, then the amount of interest payable to such Bank in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Bank until the total amount of interest payable to such Bank shall equal the total amount of interest which would have been payable to such Bank if the total amount of interest had been computed without giving effect to this Section.

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                  12.15 Confidentiality. In the event that the Company provides to the Agent or the Banks written confidential information belonging to the Company, if the Company shall denominate such information in writing as "confidential", the Agent and the Banks shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain, (ii) hereafter become part of the public domain without the Agent or the Banks breaching their obligation of confidence to the Company, (iii) are previously known by the Agent or the Banks from some source other than the Company, (iv) are hereafter developed by the Agent or the Banks without using the Company's information, (v) are hereafter obtained by or available to the Agent or the Banks from a third party who owes no obligation of confidence to the Company with respect to such information or through any other means other than through disclosure by the Company, (vi) are disclosed with the Company's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to persons regulating the activities of the Agent or the Banks or (viii) as may be required by law or regulation or order of any Governmental Authority in any judicial, arbitration or governmental proceeding. Further, the Agent or a Bank may disclose any such information to any other Bank, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that the Agent or Bank imposes on the Person to whom such information is disclosed the same obligation to maintain the confidentiality of such information as is imposed upon it hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Company requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period.
The Company waives any and all other rights it may have to confidentiality as against the Agent and the Banks arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.

                  12.16 Copies. When the Company is to provide a copy of any report or notice to the Agent under this Agreement or any Loan Document, it shall also provide enough copies of such report or notice to the Agent for the Agent to provide a copy to each Bank.








                          [SIGNATURES BEGIN NEXT PAGE]

                  The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                   NEWFIELD EXPLORATION COMPANY


                                   By:  /s/ TERRY W. RATHERT
                                      ------------------------------------------
                                   Name:  Terry W. Rathert
                                   Title: Chief Financial Officer

                                   Address for Notices:

                                   363 N. Sam Houston Parkway
                                   Suite 2020
                                   Houston, Texas 77060

                                   Telecopier No.: (713) 847-6006
                                   Telephone  No.: (713) 847-6000
                                   Attention:




                               Signature Page - 1

                               THE CHASE MANHATTAN BANK,
                               individually and as Agent


                               By:  /s/ ROBERT C. MERTENSOTTO
                                  ----------------------------------------------
                               Name:  Robert C. Mertensotto
                               Title: Managing Director

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:

                               The Chase Manhattan Bank
                                270 Park Avenue
                               New York, NY 10017
                               Attention: Loan and Agency Services

                              Address for Notices:

                               The Chase Manhattan Bank
                               One Chase Manhattan Plaza, 8th Floor
                               New York, NY 10081
                               Telecopier No.: (212) 552-5777
                               Telephone No.: (212) 552-7400
                               Attention: Loan and Agency Services

                                With a Copy to:

                               CHASE SECURITIES INC.
                               707 Travis Street - 5N86
                               Houston, TX 77002
                               Telecopier No.: (713) 216-8870
                               Telephone  No.: (713) 216-8869
                               Attention: Peter Licalzi




                               Signature Page - 2

                               BANK OF AMERICA, NATIONAL ASSOCIATION


                               By:  /s/ RONALD E. MCKAIG
                                  ----------------------------------------------
                               Name:         Ronald E. McKaig
                               Title:        Managing Director


                               Bank of America, National Association
                               333 Clay Street, Suite 4550
                               Houston, Texas 77002
                               Telecopier No.: (713) 651-4881
                               Telephone No.: (713) 651-4841


                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:

                              Address for Notices:

                               Bank of America, National Association
                               901 Main Street
                               Dallas, Texas 75202-3714
                               Attn: Brandi Baker
                               Telecopier No.: (214) 290-9415
                               Telephone No.: (713) 651-4863

                               with a copy to:

                               Bank of America, National Association
                               333 Clay Street, Suite 4550
                               Houston, Texas 77002
                               Telecopier No.: (713) 651-4841
                               Telephone No.: (713) 651-4819
                               Attn: Phyllis Tennard




                               Signature Page - 3

                                BANK OF MONTREAL


                               By:   /s/ MELISSA A BAUMAN
                                  ----------------------------------------------
                               Name:  Melissa A. Bauman
                                Title: Director

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                               Attention:

                              Address for Notices:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:



                               Signature Page - 4

                               CREDIT LYONNAIS NEW YORK BRANCH


                               By:  /s/ PHILLIPPE SOUSTRA
                                  ----------------------------------------------
                               Name:   Phillippe Soustra
                               Title:  Senior Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                               Attention:

                              Address for Notices:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:



                               Signature Page - 5

                               FIRST UNION NATIONAL BANK


                               By:  /s/ ROBERT R. WETTEROFF
                                  ----------------------------------------------
                               Name:   Robert R. Wetteroff
                               Title:  Senior Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                               Attention:

                              Address for Notices:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:



                               Signature Page - 6

                                  BANK ONE, NA


                               By:  /s/ CHRISTINE M. MACAN
                                  ----------------------------------------------
                               Name:             Christine M. Macan
                               Title:            Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                               Attention:

                              Address for Notices:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:



                               Signature Page - 7

                              FLEET NATIONAL BANK


                               By:  /s/  STEPHEN J. HOFFMAN
                                  ----------------------------------------------
                               Name:  Stephan J. Hoffman
                             Title: Vice President

                               Lending Office for Base Rate Loans and Eurodollar
                               Loans:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                               Attention:

                              Address for Notices:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:

                                With a Copy to:


                               ----------------------------------

                               ----------------------------------

                               ----------------------------------
                                Telecopier No.:
                               Telephone No.:
                               Attention:



                               Signature Page - 8

                                    ANNEX I

                             MAXIMUM CREDIT AMOUNTS

                                                                    Percentage             Maximum
     Name of Bank                                                     Share             Credit Amounts
----------------------                                              ----------         ----------------

The Chase Manhattan Bank                                              14.28571         $  42,857,142.90

Bank of America, National Association                                 14.28571         $  42,857,142.85

Bank of Montreal                                                      14.28571         $  42,857,142.85

Credit Lyonnais New York Branch                                       14.28571         $  42,857,142.85

First Union National Bank                                             14.28571         $  42,857,142.85

Bank One, NA                                                          14.28571         $  42,857,142.85

Fleet National Bank                                                   14.28571         $  42,857,142.85
                                                                     ---------         ----------------

                                            Total                    100.00000%        $ 300,000,000.00



                                  Annex I - 1

                                    ANNEX II
   (Applicable Funded Debt to EBITDA Ratio equal to or less than 1.75 to 1.00)

                               Rating Level              Rating Level                Rating Level               Rating Level
  *RATING LEVELS                 Level I                   Level II                   Level III                   Level IV
-----------------        -----------------------   ------------------------    -----------------------   ---------------------------

                         If the Company's senior   If the Company's senior     If the Company's senior    If the Company's senior
                         unsecured long-term       unsecured long-term debt    unsecured long-term debt   unsecured long-term debt
                         debt is rated BBB- or     is rated BB+ by S&P or      is rated BB by S&P or      is rated BB- or lower
                         better by S&P or Baa3     Ba1 by Moody's.             Ba2 by Moody's.            (or not rated) by S&P
                         or better by Moody's.                                                            and Ba3 or lower (or not
                                                                                                          rated) by Moody's.

 ** Applicable Margin              0.225%                      0.30%                      0.375%                      0.45%
  for commitment fees
     (per annum):

 Applicable Margin for                 0                          0                       0.125%                     0.375%
 Base Rate Loans (per
        annum):

 ***Applicable Margin              1.125%                      1.25%                      1.375%                     1.625%
 for Eurodollar Loans
     (per annum):

* The relevant Rating Level is determined by the higher of the S&P or Moody's rating. However, if one rating is two or more levels below the higher such rating, the Rating Level that is one level below the Rating Level otherwise applicable shall apply. For example, if S&P rates the Company's senior unsecured long-term debt BBB- and Moody's rates such debt Ba3, then Rating Level II would apply. During such times as S&P does not have a rating in effect for the Company's senior unsecured long-term debt, such debt shall be deemed to be rated BB- by S&P, and during such times as Moody's does not have a rating in effect for the Company's senior unsecured long-term debt, such debt shall be deemed to be rated Ba3 by Moody's.

** For purposes of determining the Applicable Margin for commitment fees, the Rating Level for each calendar quarter shall be determined as of the first day of such quarter.

*** For purposes of determining Applicable Margin for any Eurodollar Loan, the Rating Level shall be determined as of the first day of the applicable Interest Period for such Loan.




                                  Annex II - 1

                                   ANNEX III
       (Applicable Funded Debt to EBITDA Ratio greater than 1.75 to 1.00)

                               Rating Level              Rating Level               Rating Level              Rating Level
    *RATING LEVELS               Level I                   Level II                  Level III                  Level IV
---------------------    -----------------------   -----------------------    -----------------------   -------------------------

                         If the Company's senior   If the Company's senior    If the Company's senior   If the Company's senior
                         unsecured long-term       unsecured long-term debt   unsecured long-term       unsecured long-term debt
                         debt is rated BBB- or     is rated BB+ by S&P or     debt is rated BB by S&P   is rated BB- or lower
                         better by S&P or Baa3     Ba1 by Moody's.            or Ba2 by Moody's.        (or not rated) by S&P
                         or better by Moody's.                                                          and Ba3 or lower (or not
                                                                                                        rated) by Moody's.

 ** Applicable Margin              0.275%                      0.35%                     0.425%                     0.50%
  for commitment fees
     (per annum):

 Applicable Margin for             0.125%                     0.125%                      0.25%                     0.50%
 Base Rate Loans (per
        annum):

 ***Applicable Margin               1.25%                     1.375%                      1.50%                     1.75%
 for Eurodollar Loans
     (per annum);

* The relevant Rating Level is determined by the higher of the S&P or Moody's rating. However, if one rating is two or more levels below the higher such rating, the Rating Level that is one level below the Rating Level otherwise applicable shall apply. For example, if S&P rates the Company's senior unsecured long-term debt BBB- and Moody's rates such debt Ba3, then Rating Level II would apply. During such times as S&P does not have a rating in effect for the Company's senior unsecured long-term debt, such debt shall be deemed to be rated BB- by S&P, and during such times as Moody's does not have a rating in effect for the Company's senior unsecured long-term debt, such debt shall be deemed to be rated Ba3 by Moody's.

** For purposes of determining the Applicable Margin for commitment fees, the Rating Level for each calendar quarter shall be determined as of the first day of such quarter.

*** For purposes of determining Applicable Margin for any Eurodollar Loan the Rating Level shall be determined as of the first day of the applicable Interest Period for such Loan.

                                 Annex III - 1